SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            EXECUTIVE TELECARD, LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
|_| $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

   -----------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:

   -----------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   -----------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

   -----------------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                           EXECUTIVE TELECARD, LTD.
                            1720 S. BELLAIRE STREET
                                  10TH FLOOR
                            DENVER, COLORADO 80222



                               January 29, 1998




Dear Stockholder:


     You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Executive TeleCard, Ltd., to be held on Thursday, February 26, 1998 at 9:00 a.m., local time, at the Embassy Suites, 7525 E. Hampden Avenue, Denver, Colorado.


     The matters to be acted upon at the Annual Meeting, as well as other important information, are set forth in the accompanying Notice of Annual Meeting and Proxy Statement which you are urged to review carefully.

     Regardless of your plans for attending in person, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, you are requested to complete, sign, date, and return the enclosed proxy card in the enclosed postage paid envelope. Signing this proxy will not prevent you from voting in person should you be able to attend the meeting, but will assure that your vote is counted if, for any reason, you are unable to attend.


     We hope that you can attend the 1997 Annual Meeting of Stockholders. Your interest and support in the affairs of Executive TeleCard, Ltd. are appreciated.



                                            Sincerely,



                                            CHRISTOPHER J. VIZAS
                                            Chairman and Chief Executive Officer


Denver, Colorado
January 29, 1998

                           EXECUTIVE TELECARD, LTD.

                            1720 S. BELLAIRE STREET
                                  10TH FLOOR
                            DENVER, COLORADO 80222
                                (303) 691-2115


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 26, 1998



     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting) of Executive TeleCard, Ltd., a Delaware corporation (the "Company") will be held on Thursday, February 26, 1998, at 9:00 a.m., local time, at the Embassy Suites, 7525 E. Hampden Avenue, Denver, Colorado, and thereafter as it may from time to time be adjourned for the purposes stated below:

   1. elect eight directors to the Board of Directors to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified (Proposal 1, see page 6);

   2. approve the adoption of amendments to the Company's 1995 Employee Stock Option and Appreciation Rights Plan, including an increase from 1,000,000 to 1,750,000 in the number of shares authorized to be issued pursuant to options granted under such plan (Proposal 2, see page 18);

   3. approve the adoption of amendments to the Company's 1995 Directors Stock Option and Appreciation Rights Plan (Proposal 3, see page 24);

   4. ratify the appointment by the Board of Directors of the firm of BDO Seidman, LLP as independent accountants of the Company for the fiscal year ending March 31, 1998 (Proposal 4, see page 29);

   5. ratify the change in the Company's fiscal year from a fiscal year ending March 31 to a fiscal year ending December 31, commencing with the fiscal year beginning April 1, 1998 (Proposal 5, see page 30); and

   6. to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.


     All stockholders of the Company are cordially invited to attend the Annual Meeting. Only holders of record of the Company's common stock, par value $.001, at the close of business on January 23, 1998, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof. The stock transfer books of the Company will not be closed.


                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              ANTHONY BALINGER
                                              Secretary


January 29, 1998




     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

                           EXECUTIVE TELECARD, LTD.
                            1720 S. BELLAIRE STREET
                                  10TH FLOOR
                            DENVER, COLORADO 80222




                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                               FEBRUARY 26, 1998


     This Proxy Statement ("Proxy Statement") is furnished to stockholders of Executive TeleCard, Ltd. (the "Company" or "Executive TeleCard") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the 1997 Annual Meeting of Stockholders of the Company (the "Annual Meeting") and at any adjournments thereof. The Annual Meeting will be held on Thursday, February 26, 1998 at 9:00 a.m., local time, at the Embassy Suites, 7525 E. Hampden Avenue, Denver, Colorado, and thereafter as it may from time to time be adjourned, for the purposes stated below.

     The Company has generally held its annual meetings of stockholders during July or August. For the Company's fiscal year ended March 31, 1997, the Company has delayed holding the 1997 Annual Meeting of Stockholders because of various changes in the Company's management and direction starting in June 1997, including the termination of employment of certain executive officers, the resignation of certain directors and the appointment of three new directors, and ending with the engagement of a new chief executive officer in December 1997. The Company filed an amendment to its Annual Report on Form 10-K for its fiscal year ended March 31, 1997 (the "Form 10-K Amendment") with the Securities and Exchange Commission ("SEC"), which Form 10-K Amendment is incorporated herein by reference, and included therein the required information which normally would be contained in the Company's proxy statement with respect to the fiscal year ended March 31, 1997. Copies of such Form 10-K Amendment are available from the Company upon request, as indicated below. This Proxy Statement updates such information to reflect the recent changes in management. The Company intends following the Annual Meeting to hold its next annual meeting during August or September 1998. Thereafter, because of the change in the Company's fiscal year from a fiscal year ending March 31 to a fiscal year ending December 31 (see "Ratification of Change in the Company's Fiscal Year" below), the Company intends to hold annual meetings in May.


     At the Annual Meeting, stockholders will be asked to:


   1. elect eight directors to the Board of Directors to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified (Proposal 1, see page 6);

   2. approve the adoption of amendments to the Company's 1995 Employee Stock Option and Appreciation Rights Plan, including an increase from 1,000,000 to 1,750,000 in the number of shares authorized to be issued pursuant to options granted under such plan (the "Employee Stock Option Plan") (Proposal 2, see page 18)

   3. approve the adoption of amendments to the Company's 1995 Directors Stock Option and Appreciation Rights Plan (the "Directors Stock Option Plan") (Proposal 3, see page 24);

   4. ratify the appointment by the Board of Directors of the firm of BDO Seidman, LLP as independent accountants of the Company for the fiscal year ending March 31, 1998 (Proposal 4, see page 29);


   5. ratify the change in the Company's fiscal year from a fiscal year ending March 31 to a fiscal year ending December 31, commencing with the fiscal year beginning April 1, 1998 (Proposal 5, see page 30); and


   6. to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     All Proxies in the enclosed form of proxy that are properly executed and returned to the Company prior to commencement of voting at the Annual Meeting will be voted at the Annual Meeting or any adjournments or postponements thereof in accordance with the instructions thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR APPROVAL OF THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT. The management of the Company does not know of any matters other than those set forth herein which may come before the Annual Meeting. If any other matters should properly come before the Annual Meeting, Proxies will be voted in the discretion of the proxy holders.


     The approximate date on which this Proxy Statement and form of proxy are first being sent or given to stockholders is January 29, 1998.

     The cost of soliciting Proxies in the form enclosed herewith will be borne entirely by the Company. In addition to the solicitation of Proxies by mail, Proxies may be solicited by officers and directors and regular employees of Executive TeleCard, without additional remuneration, by personal interviews, telephone, telegraph or otherwise. Executive TeleCard may also utilize the services of its transfer agent, American Stock Transfer & Trust Company, to provide broker search and proxy distribution services at an estimated cost of $2,500. Copies of solicitation material may be furnished to brokers, custodians, nominees and other fiduciaries for forwarding to beneficial owners of shares of the Company's $.001 par value common stock ("Common Stock"), and normal handling charges may be paid for such forwarding service.

     A COPY OF THE ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED MARCH 31, 1997 ACCOMPANIES THIS PROXY STATEMENT. EXECUTIVE TELECARD HAS FILED AN ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED MARCH 31, 1997, INCLUDING THE FORM 10-K AMENDMENT, WITH THE SEC. STOCKHOLDERS MAY OBTAIN, FREE OF CHARGE, A COPY OF THE ANNUAL REPORT ON FORM 10-K, INCLUDING THE FORM 10-K AMENDMENT, BY WRITING TO EXECUTIVE TELECARD, LTD., 1720 S. BELLAIRE STREET, 10TH FLOOR, DENVER, COLORADO 80222, ATTENTION: ANTHONY BALINGER, SECRETARY.


     THE BOARD OF DIRECTORS OF EXECUTIVE TELECARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT.

                     SHARES OUTSTANDING AND VOTING RIGHTS



     All voting rights are vested exclusively in the holders of the Company's Common Stock, and only stockholders of record at the close of business on Friday, January 23, 1998, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. On January 23, 1998, the Company had 18,015,653 shares of its Common Stock outstanding, each share of which is entitled to one vote on all matters to be voted upon at the Annual Meeting, including the election of Directors. Cumulative voting in the election of Directors is not permitted.


     A majority of the Company's outstanding Common Stock represented in person or by Proxy and entitled to vote will constitute a quorum at the Annual Meeting. Any stockholder present in person or by Proxy who abstains from voting on any particular matter described herein will be counted for purposes of determining a quorum. For purposes of voting on the matters described herein, at any meeting of stockholders at which a quorum is present, the required vote is as follows:
(i) the affirmative vote of a plurality of the shares of Common Stock present or represented by Proxy at the Annual Meeting is required to elect the eight nominees for Directors and (ii) the affirmative vote of a majority of the shares present or represented by Proxy at the Annual Meeting will be required to approve the other matters at the Annual Meeting. In such a case, the aggregate number of votes cast by all stockholders present in person or by Proxy will be used to determine whether a motion will carry. Accordingly, an abstention from voting on a matter by a stockholder present in person or by Proxy at the Annual Meeting will have no effect on the item on which the stockholder abstains from voting. In addition, although broker "non-votes" will be counted for purposes of determining a quorum, they will have no effect on the vote on matters at the Annual Meeting. All valid Proxies received may be voted at the discretion of the Proxies named therein for adjournments or postponements or other matters that may properly come before the Annual Meeting. The Proxies may exercise their discretion to vote all valid Proxies for an adjournment or postponement in the absence of a quorum, to the extent necessary to facilitate the tabulation process or in other cases.


SECURITY OWNERSHIP OF MANAGEMENT


     The following table sets forth the number and percentage of shares of the Company's Common Stock owned beneficially, as of December 31, 1997, by each Director and Executive Officer of the Company, and by all Directors and Executive Officers of the Company as a group. Information as to beneficial ownership is based upon statements furnished to the Company by such persons.






                                     NUMBER OF SHARES         PERCENT OF
        NAME AND ADDRESS             OWNED OF RECORD         COMMON STOCK
      OF BENEFICIAL OWNER          AND BENEFICIALLY (1)     OUTSTANDING (2)
--------------------------------   ----------------------   ----------------
Christopher J. Vizas   .........           90,000(3)               *
 2000 Pennsylvania Avenue, N.W.
 Suite 4800
 Washington, D.C. 20006
Edward J. Gerrity, Jr. .........           86,791(4)               *
 7 Sunset Lane Rye,
 New York 10580
Anthony Balinger ...............           95,310(5)               *
 450 Tappan Road
 Norwood, New Jersey 07648
David W. Warnes  ...............           21,000(6)               *
 1330 Charleston Road
 Mountain View, California 94043
Richard A. Krinsley ............           65,182(7)               *
 201 West Lyon Farm
 Greenwich, Connecticut 06831

                                                   NUMBER OF SHARES         PERCENT OF
               NAME AND ADDRESS                    OWNED OF RECORD         COMMON STOCK
             OF BENEFICIAL OWNER                 AND BENEFICIALLY (1)     OUTSTANDING (2)
----------------------------------------------   ----------------------   ----------------
Martin L. Samuels  ...........................           62,000(8)                *
 3675 Delmont Avenue
 Oakland, California 94605
Donald H. Sledge   ...........................           20,000(9)                *
 2033 N. Main Street
 Suite 340
 Walnut Creek, California 94043
James O. Howard ..............................                0                   0%
 2601 Airport Drive, Suite 370
 Torrance, California 90505
Allen Mandel .................................          116,901(10)               *
 9362 S. Mountain Brush Street
 Highlands Ranch, Colorado 80126
All Named Executive Officers and
 Directors as a Group (9 persons) (11)  ......          557,184                 3.2%


----------
   * Less than 1%

 (1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be a "beneficial owner" of a security if he or she has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days from December 31, 1997. More than one person may be deemed to be a beneficial owner of the same securities. All persons shown in the table above have sole voting and investment power, except as otherwise indicated. This table includes shares of Common Stock subject to outstanding options granted pursuant to the Company's option plans.

 (2) For the purpose of computing the percentage ownership of each beneficial owner, any securities which were not outstanding but which were subject to options, warrants, rights or conversion privileges held by such beneficial owner exercisable within 60 days were deemed to be outstanding in determining the percentage owned by such person, but were not deemed outstanding in determining the percentage owned by any other person.

 (3) Includes options to purchase 50,000 shares of Common Stock exercisable within 60 days from December 31, 1997. Does not include options to purchase 450,000 shares of Common Stock which are not exercisable within such period.

 (4) Includes 1,100 shares held by Mr. Gerrity as a trustee and options to purchase 75,691 shares of Common Stock exercisable within 60 days from December 31, 1997. Does not include options to purchase 10,000 shares of Common Stock which are not exercisable within such period.

 (5) Includes options to purchase 74,310 shares of Common Stock exercisable within 60 days from December 31, 1997. Does not include options to purchase 10,000 shares of Common Stock which are not exercisable within such period.

 (6) Consists solely of options to purchase Common Stock exercisable within 60 days from December 31, 1997. Does not include options to purchase 10,000 shares of Common Stock which are not exercisable within such period.

 (7) Includes options to purchase 21,000 shares of Common Stock exercisable within 60 days from December 31, 1997. Does not include options to purchase 10,000 shares of Common Stock which are not exercisable within such period.

 (8) Includes 57,000 shares held by Mr. Samuels as an estate executor and options to purchase 5,000 shares of Common Stock exercisable within 60 days from December 31, 1997. Does not include options to purchase 10,000 shares of Common Stock which are not exercisable within such period.

 (9) Consists solely of options to purchase Common Stock exercisable within 60 days from December 31, 1997. Does not include options to purchase 10,000 shares of Common Stock which are not exercisable within such period.

(10) Consists solely of options to purchase Common Stock exercisable within 60 days from December 31, 1997.


(11) Includes options to purchase 383,902 shares of Common Stock exercisable within 60 days from December 31, 1997. Does not include options to purchase 510,000 shares of Common Stock not exercisable within such period.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth the number and percentage of shares of the Company's Common Stock owned beneficially, as of December 31, 1997, by any person who is known to the Company to be the beneficial owner of 5% or more of such Common Stock. Information as to beneficial ownership is based upon statements furnished to the Company by such persons.






                                            NUMBER OF SHARES         PERCENT OF
           NAME AND ADDRESS                 OWNED OF RECORD         COMMON STOCK
          OF BENEFICIAL OWNER             AND BENEFICIALLY (1)     OUTSTANDING (2)
---------------------------------------   ----------------------   ----------------
Ronald L. Jensen  .....................        1,425,000                8.2%
 5215 N. O'Connor, #300
 Irving, Texas 75039
Network Data Systems Limited(3)  ......        1,671,271                9.5%
 44 The Fairways II
 Cranberry Village
 Colingwood, Ontario L9Y 459


----------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be a "beneficial owner" of a security if he or she has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days from December 31, 1997. More than one person may be deemed to be a beneficial owner of the same securities. All persons shown in the table above have sole voting and investment power, except as otherwise indicated.

(2) For the purpose of computing the percentage ownership of each beneficial owner, any securities which were not outstanding but which were subject to options, warrants, rights or conversion privileges held by such beneficial owner exercisable within 60 days were deemed to be outstanding in determining the percentage owned by such person, but were not deemed outstanding in determining the percentage owned by any other person.


(3) Includes options to purchase 200,000 shares of Common Stock. Also includes 440,121 shares of the Company's Common Stock owned by Residual Corporation ("Residual") (64.8% of 679,199 shares). NDS is the stockholder of record of 64.8% of the outstanding shares of Residual. If all of the 679,199 shares of the Company owned by Residual were included, the number of shares held by NDS would increase to 1,910,349 (10.8%). NDS has disclaimed beneficial ownership of all of the shares owned by Residual in its statement filed with the Company. If none of the shares owned by Residual were included, NDS would beneficially own 1,231,150 shares (7.0%).

                           MATTERS TO BE ACTED UPON

                             ELECTION OF DIRECTORS
                                 (PROPOSAL 1)

     The Board of  Directors  recommends  the election as Directors of the eight
(8) nominees listed below. The eight nominees, if elected, will hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier death, resignation or removal. IT IS INTENDED THAT SHARES REPRESENTED BY PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES NAMED BELOW UNLESS A CONTRARY DIRECTION IS INDICATED. If at the time of the Annual Meeting any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

     The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company currently held by him, and the period during which he has served as a Director:



                                                                                    DIRECTOR
     NAME OF NOMINEE (1)         AGE            POSITION WITH THE COMPANY            SINCE
------------------------------   -----   ----------------------------------------   ---------
Christopher J. Vizas .........    47     Chairman of the Board and Chief Execu-       1997
                                         tive Officer
Edward J. Gerrity, Jr.  ......    74     Director                                     1987
Anthony Balinger  ............    44     Vice Chairman, and Secretary, Director       1995
David W. Warnes   ............    51     Director                                     1995
Richard A. Krinsley  .........    67     Director                                     1995
Martin L. Samuels ............    54     Director                                     1997
Donald H. Sledge  ............    57     Director                                     1997
James O. Howard   ............    55     Director                                     1998


----------
(1) Two former directors, Ronald L. Jensen and Ronald W. Howard, served as members of the Board from June 1997 until their resignation in September 1997. Arthur H. Fredston, a former director, served as a member of the Board from August 1997 until his resignation in September 1997. They are not standing for election.



           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY


     Set forth below are the names of all Directors and Executive Officers of the Company, all positions and offices held by each such person, the period during which he has served as such, and the principal occupations and employment of each such Person during the last five years:


     CHRISTOPHER J. VIZAS has been a Director of the Company since October 25, 1997 and the Chairman of the Board of Directors since November 10, 1997. Mr. Vizas served as the Company's acting Chief Executive Officer from November 10, 1997 to December 5, 1997, on which date he became the Company's Chief Executive Officer. Prior to joining the Company, Mr. Vizas was a co-founder of, and since October 1995, has served as Chief Executive Officer of Quo Vadis International, an investment and financial advisory firm. Prior to forming Quo Vadis International, he was Chief Executive Officer of Millennium Capital Development, a merchant banking firm, and of its predecessor Kouri Telecommunications & Technology. From April 1987 to 1992, Mr. Vizas served as Vice Chairman of Orion Network Systems, Inc., a satellite communications company, and served as a Director of Orion Network Systems, Inc. from 1982 until 1992. Mr. Vizas has held various positions in the United States government.

     EDWARD J. GERRITY, JR. has been a Director of the Company since its inception. He is a business consultant and President of Ned Gerrity & Associates, a consulting firm, begun in 1985. Mr. Gerrity has also served as Chairman of the Company's Board of Directors. Mr. Gerrity served as an officer of ITT Corp. from 1961 to 1985. While at ITT Corp., he was a member of the Management Policy Committee, Director of Corporate and Government Relations on a worldwide basis and a Director of several ITT Corp. subsidiaries. He retired from ITT Corp. in February 1985. Mr. Gerrity was the President of American National Collection Corp., a New York corporation, from 1993 to 1995 and he was a director of Residual Corporation from 1987 until October 1994. See "Certain Relationships and Related Transactions" below.


     ANTHONY BALINGER has been a Director of the Company since March 15, 1995. He served as the Company's President from April 25, 1995 to November 10, 1997 and he also served as the Company's Chief Executive Officer from January 3, 1997 to November 10, 1997. On November 10, 1997, he was appointed Senior Vice President and Vice Chairman of the Company. He has held a variety of positions at the Company since his arrival in September 1993, including Chief Operating Officer and Director of the Company's Asia-Pacific Operations. Mr. Balinger started his career in 1971 with British Telecom as a digital systems design engineer. In 1983, he joined the Cable & Wireless Federation, an international alliance of companies that provide telephone, cable and wireless operations in over 50 countries, where he performed much of the early design work for the Mercury Communications Optical Fiber National Digital Network. In 1989, Mr. Balinger moved to New York where he headed the Banking and Finance division for Cable & Wireless Americas, Inc. from 1989 to 1992. In 1992, while still at Cable & Wireless, Mr. Balinger was appointed International Product Manager for Optus Communications, where he remained until he joined the Company. Mr. Balinger is a Director and 45% stockholder of Executive Card Services HK Ltd. which provides printing services to an affiliate of the Company in Hong Kong. See "Certain Relationships and Related Transactions" below.


     DAVID W. WARNES has been a Director since June 30, 1995. He currently holds the positions of President and Chief Executive Officer of Vitacom, which provides satellite communications in the Far East and Latin America, a company he joined in October 1995 as Chief Operating Officer. From August 1994 until October 1995 he was Assistant Managing Director (Deputy CEO) of Tele2, Sweden, a member of the Cable & Wireless Federation. From 1992 to 1994, Mr. Warnes was Vice President Operations of Tele2, and in that role launched card services for Tele2 with the Company. Mr. Warnes has been in the telecommunications industry since 1962. From 1962 to 1992, he held various management positions at Mercury Communications Ltd., Cable & Wireless and Commonwealth Telecommunications Organization. Mr. Warnes is a Chartered Engineer, is a Fellow of the Institute of Electrical Engineers and has extensive telecommunications engineering experience.

     RICHARD A. KRINSLEY has been a Director of the Company since June 30, 1995. Mr. Krinsley retired in 1991 as the Executive Vice President and Publisher of Scholastic Inc., a publicly held company traded on the Nasdaq Stock Market. He is presently, and has been since 1991, a member of Scholastic's

Board of Directors. While employed by Scholastic between 1983 and 1991, Mr. Krinsley, among many other duties, served on that company's management committee. From 1961 to 1983, Mr. Krinsley was employed by Random House where he held, among other positions, the post of Executive Vice President. At Random House, Mr. Krinsley also served on that company's executive committee.


     JAMES O. HOWARD has been a Director of the Company since January 16, 1998. Since 1990, Mr. Howard has served as the Chief Financial Officer and a member of the management committee of Benton International, Inc., a wholly owned subsidiary of Perot Systems Corporation. From 1981 to 1990, Mr. Howard was employed by Benton International, Inc. as a consultant and sector manager. Prior to joining Benton International, Inc., Mr. Howard held a number of legal positions in the federal government, including General Counsel of the National Commission on Electronic Funds Transfer.

     MARTIN SAMUELS has been a Director of the Company since October 25, 1997. Mr. Samuels is an entrepreneur, strategic business planner and professional investor with over twenty years of experience. Mr. Samuels' current project is Y2K Strategies Corp. ("YSC"), a liaison company that Mr. Samuels co-founded in 1997. Mr. Samuels is a principal, director and senior vice president of YSC. Mr. Samuels' responsibilities at YSC include identifying, negotiating with and contracting with the Year 2000 service providers and systems integrators that YSC assists with their marketing, proposal development and ongoing business relationship management. YSC also works with significant public and private sector institutions in identifying, coordinating and fulfilling their Year 2000 remediation requirements.

     DONALD H. SLEDGE has been a Director of the Company since November 10, 1997. Mr. Sledge has served as vice chairman, President and Chief Executive Officer of TeleHub Communications Corp., a privately held technology development company, since 1996. Mr. Sledge served as President and Chief Operating Officer of West Coast Telecommunications, Inc., a long distance company, from 1994 to 1995. From 1993 to 1994, Mr. Sledge was employed by New T&T, a Hong Kong-based company, as its head of operations. Mr. Sledge was Chairman and Chief Executive Officer of Telecom New Zealand International from 1991 to 1993 and the Managing Director of Telecom New Zealand International's largest local carrier from 1988 to 1991. Mr. Sledge is currently Chairman of the Board of United Digital Network, a small interexchange carrier that operates primarily in Texas, Oklahoma, Arizona and California. Mr. Sledge is a member of the Board of Advisors of DataProse and serves as a director of AirCell Communications, Inc. He also serves as advisor and board member to several small technology-based start-up companies.

     ALLEN  MANDEL,  age 59,  was  named  Senior  Vice  President  in 1991 and a
Director of the Company in 1990. He resigned from the Board of Directors on March 29, 1995 and as Senior Vice President on August 18, 1995 in connection with the then ongoing proxy contest. Mr. Mandel was engaged to serve as a consultant to the Company concerning accounting and financial matters on August 18, 1995 and was renamed an officer of the Company on September 27, 1995, when he became Executive Vice President - Finance and Administration and Chief Financial Officer, in which post he served until December 31, 1997. Mr. Mandel currently serves as a Senior Vice President, Corporate Affairs of the Company and continues to act as the Company's Chief Financial Officer until a replacement is appointed. Mr. Mandel is a Certified Public Accountant. He was an officer of Residual Corporation from 1991 to March 1995. See "Certain Relationships and Related Transactions" below.


     Directors are elected annually and hold office until the next annual meeting of stockholders and until their successors are elected and qualified. Executive Officers serve at the pleasure of the Board or until the next annual meeting of stockholders. There are no family relationships between the Company's Directors and Executive Officers.


     During the fiscal year ending March 31, 1997, other persons served as executive officers or directors of the Company in addition to those listed above. Biographical information for such persons is contained in the Form 10-K Amendment, which is available from the Company upon request, as indicated above.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board is entrusted with managing the business and affairs of the Company. Pursuant to the powers bestowed upon the Board by the Company's bylaws (the "Bylaws"), the Board may establish committees from among its members. In addition, the Bylaws provide that the Board must annually appoint officers of the Company to manage the affairs of the Company on a day to day basis as set forth in the Bylaws or as otherwise directed by the Board. The Company does not have a Nominating Committee. During fiscal 1997, there were a total of four meetings held by the Board of Directors. All of the Directors attended at least 75% of the meetings held by the Board of Directors during fiscal 1997.

     In November 1997, the Board reconstituted the then-existing committees of the Company as three standing committees of the Board: the Executive Committee, the Audit & Finance Committee and the Compensation Committee.


     The Executive Committee oversees activities in those areas not assigned to other committees of the Board and has the full power and authority of the Board to the extent permitted by Delaware law. The Company's Executive Committee is presently comprised of Messrs. Warnes, Sledge and Vizas.


     In November 1997, the Audit & Finance Committee assumed the duties of the previous Board committee, the Audit Committee. The Audit & Finance Committee's duties include selection of the firm of certified public accountants to audit and report on the financial statements of the Company for the fiscal year for which they are appointed, monitoring the effectiveness of the audit and the Company's financial and accounting organization and financial reporting, and consulting with the independent auditors concerning the adequacy of internal controls. The Company's Audit & Finance Committee is presently comprised of Messrs. Krinsley, Samuels and Vizas (in an ex officio capacity).

     The Compensation Committee is responsible for approving all compensation for senior officers and employees, makes recommendations to the Board with respect to the grant of stock options and eligibility requirements, including grants under and the requirements of the Company's stock option plans and may make grants to directors under the Directors Stock Option Plan. The Company's Compensation Committee is presently comprised of Messrs. Vizas (in an ex officio capacity), Krinsley and Gerrity.

     During fiscal 1997, the Company had four Board committees, the Executive Committee, the Audit Committee, the Compensation Committee and the Stock Option Committee. The Executive Committee held one meeting in fiscal 1997. The Compensation Committee held two meetings during fiscal 1997. The Audit Committee held one meeting during fiscal 1997. In June 1996 the Compensation Committee was merged into the Stock Option Committee and the combined committee became known as the Compensation Committee and assumed the functions formerly performed by both committees. The Stock Option Committee held no meetings during fiscal 1997. Additional information regarding such committees and their activity during fiscal 1997 is set forth in the Form 10-K Amendment, which is available from the Company upon request, as indicated above.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The following table summarizes the compensation for the three fiscal years ended March 31, 1997, 1996 and 1995 of the Company's Chief Executive Officer and next mostly highly compensated Executive Officers whose salary and bonus exceed $100,000.




                                                                                                             LONG-TERM
                                                                    ANNUAL COMPENSATION                 COMPENSATION AWARDS
                                                           --------------------------------------   ----------------------------
                                                                                                                    SECURITIES
                                                                                    OTHER ANNUAL     RESTRICTED     UNDERLYING
NAME AND                                                     SALARY      BONUS      COMPENSATION       STOCK        OPTIONS/SARS
PRINCIPAL POSITION                          YEAR              ($)         ($)           ($)          AWARDS($)          (#)
--------------------------------------   ---------------   ----------   --------   --------------   ------------   -------------
PRESENT EXECUTIVE OFFICERS
Christopher J. Vizas
  CEO(1) ............................... 1997                       0          0                0              0               0
                                         1996                       0          0                0              0               0
                                         1995                       0          0                0              0               0
Anthony Balinger
  President (and former CEO)(2) ........ 1997                $109,612     $8,000          $28,500         $7,875          50,000
                                         1996                  86,673          0           27,000              0          11,000
                                         1995                  70,000          0           27,000              0               0
Allen Mandel
  Executive Vice President and Chief
  Financial Officer .................... 1997                $105,404         $0               $0             $0          40,000
                                         1996                 101,635          0                0              0          55,000
                                         1995 (3)             100,000                           0              0           7,260
Former Executive Officers
Daryl Engelman
  Former President and COO(4) .......... 1997                      $0         $0               $0             $0               0
                                         1996                  15,846          0                0              0          25,000
                                         1995 (3)              91,981          0            2,126              0           3,300
Robert N. Schuck
  Former Executive Vice President(5) ... 1997                $105,404         $0               $0             $0          40,000
                                         1996                 101,635          0                0              0          55,000
                                         1995 (3)             100,000          0                0              0           9,680
William H. Sheils
  Former Senior Vice President and
  COO(6) ............................... 1997                $106,038         $0          $60,390             $0               0
                                         1996                      $0         $0               $0              0          11,000
                                         1995                      $0         $0               $0              0               0

----------

(1) Mr. Vizas has served as the Company's Chief Executive Officer since December 5, 1997. From November 10, 1997 to December 5, 1997, Mr. Vizas served as the Company's acting Chief Executive Officer. Mr. Vizas' employment agreement provides for a base salary of $200,000, performance based bonuses of up to 50% of base salary and options to purchase up to 500,000 shares, subject to various performance criteria. See "Employment Agreements and Termination of Employment and Change in Control Arrangements."

(2) Mr. Balinger served as the Company's President from April 1995 until November 10, 1997. Mr. Balinger served as Chief Executive Officer from January 3, 1997 through November 10, 1997. Amounts shown as Other Annual Compensation consist of an annual housing allowance paid to Mr. Balinger while he resided in Hong Kong and while he resides in the United States. In fiscal 1995, Mr. Balinger's salary was paid by a Hong Kong subsidiary of the Company, which received funds from Service 800, S.A., a subsidiary of Residual, that was acquired by the Company from Residual on March 31, 1995 pursuant to an Asset Purchase Agreement. See "Certain Relationships and Related Transactions" below.


(3) In fiscal 1995, the salaries of Messrs. Schuck, Mandel and Engelman were paid by Fintel Services, Inc. pursuant to a Service Agreement between the Company and Residual. See "Certain Relationships and Related Transactions" below.

(4) Mr. Engelman's employment was terminated by the Company on April 25, 1995. The options received by Mr. Engelman in fiscal 1996 were based on an arbitration award after Mr. Engelman's termination and expired on or about April 3, 1996. In addition, the options received in fiscal 1995 expired after Mr. Engelman's termination.

(5) Mr. Shuck's retirement from the Company was effective as of September 20, 1997.

(6) Mr.  Sheils'  employment  by the Company was  terminated  on July 15,  1997.
    Amounts shown as Other Annual Compensation consist of reimbursements of $3,211 for day care expenses, $5,688 for a car lease and insurance, and $51,491 for relocation and temporary living costs.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth the information concerning individual grants of stock options and stock appreciation rights ("SARs") during the last fiscal year to each of the named Executive Officers during such period.


                               INDIVIDUAL GRANTS


                                                                                        POTENTIAL REALIZABLE
                                                                                         VALUE AT ASSUMABLE
                                                                                          ANNUAL RATES OF
                                                PERCENT OF                                      STOCK
                              NUMBER OF           TOTAL                                  PRICE APPRECIATION
                             SECURITIES        OPTIONS/SARS                                     FOR
                             UNDERLYING         GRANTED TO     EXERCISE OF                  OPTION TERM
                             OPTIONS/SARS      EMPLOYEES IN     BASE PRICE  EXPIRATION  --------------------
NAME                        GRANTED(#)(1)     FISCAL YEAR(2)   ($/SHARE)    DATE         5%($)      10%($)
--------------------------- ----------------- ---------------- ------------ ----------- ---------- ---------
Present Executive Officers
---------------------------
Christopher J. Vizas ......           0 (3)         N/A             N/A        N/A          N/A       N/A
Anthony Balinger  .........      40,000 (4)         14.3%         $5.75      12/18/06    $144,900   $365,700
                                 10,000 (4)                       $6.25      12/20/06    $ 39,375   $ 99,375
Allen Mandel   ............      40,000 (4)         11.5%         $5.75      12/18/06    $144,900   $365,700
Former Executive Officers
----------------------------
Daryl Engelman ............           0             N/A             N/A        N/A          N/A       N/A
Robert N. Schuck  .........      40,000 (4)         11.5%         $5.75      12/18/06    $144,900   $365,700
William H. Sheils .........           0             N/A             N/A        N/A       $ 34,363   $ 86,727

----------
(1) All of the options and related SARs granted in fiscal 1997 to the named Executive Officers have a ten year term and were not exercisable until June 1997.

(2) A total of 348,500 options were granted to employees of the Company in fiscal 1997.

(3) On December 5, 1997, in connection with his employment agreement, Mr. Vizas has been granted a total of 500,000 options with a five year term, subject to various performance criteria. See "Employment Agreements and Termination of Employment and Change in Control Arrangements."

(4) The options granted to Messrs. Balinger, Schuck and Mandel were granted in tandem with SARs.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table sets forth information concerning each exercise of stock options during the last fiscal year by each of the named Executive Officers during such fiscal year and the fiscal year end value of unexercised options.





                                                                                               VALUE OF UNEXERCISED
                                                        NUMBER OF SECURITIES UNDERLYING           "IN-THE-MONEY"
                                                          UNEXERCISED OPTIONS/SARS AT           OPTIONS AT FISCAL
                              SHARES                       FISCAL YEAR-END(#)(1)(2)               YEAR-END($)(2)
                            ACQUIRED ON      VALUE     --------------------------------- --------------------------------
           NAMES            EXERCISE(#)   REALIZED($)  EXERCISABLE       UNEXERCISABLE   EXERCISABLE       UNEXERCISABLE
--------------------------- ------------- ------------ ----------------- --------------- ----------------- --------------
Present Executive Officers
---------------------------
Christopher J. Vizas ......      0             $0                0                0         $      0          $     0
Anthony Balinger  .........      0             $0           24,310           50,000         $  1,375          $15,000
Allen Mandel   ............      0             $0           76,901           40,000         $  6,875          $15,000

Former Executive Officers
----------------------------
Daryl Engelman ............      0             $0                0                0         $      0          $     0
Robert N. Schuck  .........      0             $0           84,446           40,000         $  6,875          $15,000
William H. Sheils .........      0             $0           11,000 (3)            0         $  7,376 (3)      $     0

----------
(1) Represents the aggregate number of stock options held as of March 31, 1997, including those which can and those which cannot be exercised pursuant to the terms and provisions of the Company's current stock option plans.

(2) Values were calculated by multiplying the closing transaction price of the Common Stock as reported on the Nasdaq National Market on March 31, 1997 of $6.125 by the respective number of shares of Common Stock and subtracting the exercise price per share, without any adjustment for any termination or vesting contingencies.

(3) Mr. Sheils' option expired immediately upon termination of his employment on July 15, 1997.


COMPENSATION OF DIRECTORS

     Effective November 10, 1997, and contingent upon the Company experiencing a fiscal quarter of profitability, each member of the Board receives a Director's fee of $500 for each regular Board meeting and committee meeting attended. All Directors of the Company are also reimbursed for expenses incurred in connection with attendance at Board meetings.

     Effective November 10, 1997, each Director who continued to serve on the Board after subsequent stockholder meetings (other than members of the Compensation Committee) was granted two options under the Directors Stock Option Plan, each to purchase 10,000 shares of Common Stock with each option being effective for five years terms commencing on April 1, 1998 and 1999, respectively, with each such option vesting only upon the achievement of certain corporate economic and financial goals to be set by the Board and having an exercise price per share equal to the market price per share at the close of trading on the date they become effective.

     On November 10, 1997, each of Messrs. Gerrity, Warnes, Krinsley, Balinger, Sledge and Samuels received an option to purchase 10,000 shares of Common Stock exercisable at $2.625 per share, the fair market value on the date of the grant. These options vest on October 1, 1998 if the Company achieves a 20% increase in annual gross revenues for the period October 1, 1997 through September 30, 1998 and are for a term of five years. In addition, Mr. Sledge was granted an option on November 10, 1997 to purchase 20,000 shares of Common Stock at $2.625 per share, the fair market value on the date of the grant, which vested on the grant date and has a term of five years. Also on November 10, 1997, Mr. Balinger was granted new options to purchase 74,310 shares of Common Stock exercisable at $2.625 per share, the fair market value on the date of the grant, in exchange for the surrender of options previously issued to Mr. Balinger to purchase the same number of shares of Common Stock. On December 5, 1997, Mr. Samuels was granted an option to purchase 5,000 shares of Common Stock at $2.625 per share, the fair market value on the date of the grant, which vested on the grant date and has a term of five years.

Such option grants to Directors are subject to approval by the stockholders of the amendment of the Directors Stock Option Plan, which changes such plan from one of automatic grants to one where grants are subject to the discretion of the Board or Compensation Committee. See "Adoption of Amendments to Directors Stock Option Plan" below.


     In connection with his new employment agreement with the Company, on December 5, 1987, Mr. Vizas was granted options to purchase an aggregate of 500,000 shares of Common Stock that superseded all other option grants that Mr. Vizas received as either an officer or director of the Company. See "Employment Agreements and Termination of Employment and Change in Control Arrangements" below.


     During the fiscal years ended 1995, 1996 and 1997, under the Directors Stock Option Plan, which then provided for automatic annual grants, each Director received an annual grant of ten year options to purchase 10,000 shares at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Commencing with the amendment to the Directors Stock Option Plan on November 10, 1997, options to Directors may be made at the discretion of the Board of Directors or Compensation Committee and there are no automatic grants. Such amendment is subject to approval by the stockholders of the Company. See "Adoption of Amendments to Directors Stock Option Plan" below.


     For more information regarding compensation of Directors during fiscal 1997, see the Form 10-K Amendment, which is available from the Company upon request, as indicated above.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

     Effective December 5, 1997, the Company entered into a three year employment agreement with Christopher J. Vizas, the Chief Executive Officer of the Company. Mr. Vizas' employment agreement provides for a minimum salary of $200,000 per annum, reimbursement of certain expenses, annual bonuses based on financial performance targets to be adopted by the Company and Mr. Vizas, and the grant of options to purchase an aggregate of 500,000 shares of Common Stock. The options granted to Mr. Vizas pursuant to his employment agreement are comprised of options to purchase 50,000 shares of Common Stock at an exercise price of $2.32 which vested upon their grant, options to purchase 50,000 shares of Common Stock at an exercise price of $2.32 which vest on December 5, 1998 (contingent upon Mr. Vizas' continued employment as of such date), options to purchase up to 100,000 shares of Common Stock at an exercise price of $2.32 which vest on December 5, 1998 (contingent upon Mr. Vizas' continued employment as of such date and the attainment of certain financial performance targets), options to purchase 50,000 shares at an exercise price of $3.50 which vest on December 5, 1999 (contingent upon Mr. Vizas' continued employment as of such date), options to purchase up to 100,000 shares of Common Stock at an exercise price of $3.50 which vest on December 5, 1999 (contingent upon Mr. Vizas' continued employment as of such date and the attainment of certain financial performance targets), options to purchase 50,000 shares at an exercise price of $4.50 which vest on December 5, 2000 (contingent upon Mr. Vizas' continued employment as of such date), and options to purchase up to 100,000 shares of Common Stock at an exercise price of $4.50 which vest on December 5, 2000 (contingent upon Mr. Vizas' continued employment as of such date and the attainment of certain financial performance targets). Each of the options have a term of five years.

     Mr. Vizas' employment agreement provides that, if the Company terminates Mr. Vizas' employment other than pursuant to a "termination for cause", Mr. Vizas shall continue to receive, for one year commencing on the date of such termination, his full base salary, any bonus that is earned after the termination of employment, and all other benefits and compensation that Mr. Vizas would have been entitled to under his employment agreement in the absence of termination of employment (the "Vizas Severance Amount"). "Termination for cause" is defined as termination by the Company because of Mr. Vizas' personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses), or material breach of any provision of his employment agreement.

     In the event there is an early termination of Mr. Vizas' employment following a "change of control," Mr. Vizas would be entitled to a lump cash payment equal to the Vizas Severance Amount. Additionally, if during the term of Mr. Vizas' employment agreement there is a "change in control" of the Company and in connection with or within two years after such change of control the Company terminates Mr. Vizas' employment other than "termination for cause," all of the options described above will vest in full to the extent and at such time that such options would have vested if Mr. Vizas had remained employed for the remainder of the term of his employment agreement. A "change of control" is deemed to have taken place under Mr. Vizas employment agreement, among other things, if (i) any person becomes the beneficial owner of 20% or more of the total number of voting shares of the Company; (ii) any person becomes the beneficial owner of 10% or more, but less than 20%, of the total number of voting shares of the Company, if the Board of Directors makes a determination that such beneficial ownership constitutes or will constitute control of the Company; or (iii) as the result of any business combination, the persons who were directors of the Company before such transaction shall cease to constitute at least two-thirds of the Board of Directors.


     On September 22, 1997, the Company entered into a new three year employment agreement with Anthony Balinger. Pursuant to his new employment agreement, Mr. Balinger served as the Company's President and Chief Executive Officer until November 10, 1997 when he resigned that position and was appointed Senior Vice President and Vice Chairman of the Company. Mr. Balinger's employment agreement provides for a minimum salary of $150,000 per annum, reimbursement of certain expenses, a $1,600 per month housing allowance, and payment for health, dental and disability insurance and various other benefits.

     Mr. Balinger's employment agreement also provides for payment of one year severance pay paid out over time, relocation to the Philippines, buy-out of his auto lease and a 90 day exercise period for his vested options after termination if the Company terminates Mr. Balinger without "cause." "Cause" is defined as any criminal conviction for an offense by Mr. Balinger involving dishonesty or moral turpitude, any misappropriation of Company funds or property or a willful disregard of any directive of the Company's Board of Directors. This employment agreement superseded a prior employment agreement which is described in the Form 10-K Amendment, copies of which are available from the Company upon request, as indicated above.

     On September 22, 1997, the Company entered into a three year employment agreement with Allen Mandel pursuant to which Mr. Mandel agreed to serve as an Executive Vice President of the Company. Mr. Mandel's employment agreement provides for a minimum salary of $105,000 per annum, reimbursement of certain expenses and payment for health, dental and disability insurance and various other benefits. Mr. Mandel's employment agreement also provides for payment of one year severance pay paid out over time and a 90 day exercise period for his vested options after termination if Mr. Mandel is terminated without "cause." In addition, if Mr. Mandel is terminated without "cause," his obligation to repay a 1991 loan from the Company in the amount of $25,000 would be forgiven. "Cause" is defined as any criminal conviction for an offense by Mr. Mandel involving dishonesty or moral turpitude, any misappropriation of Company funds or property or a willful disregard of any directive of the Company's Board of Directors. This employment agreement superseded a prior employment agreement which is described in the Form 10-K Amendment, copies of which are available from the Company upon request, as indicated above.




COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The July 1997 report of the Company's Compensation Committee is included in the Form 10-K Amendment, copies of which are available from the Company upon request, as indicated above. The following represents an interim updated report on compensation arrangements through December 31, 1997.

     Employment Agreements: In September 1997, the Compensation Committee authorized new employment agreements with Messrs. Mandel and Balinger. In exchange for three year commitments to the Company, the new agreements provide these two officers with varying degrees of specified benefits, including life, disability, health and dental insurance, retirement benefits, post-employment relocation costs and travel expense reimbursements. The agreements with both officers are described above under "Employment Agreements and Termination of Employment and Change in Control Arrangements" above. The salaries and other cash compensation were based upon the officers' previous employment agreements and negotiations with the officers.


     In December 1997, the Compensation Committee authorized an employment agreement with Mr. Vizas in connection with his retention as Chief Executive Officer. The compensation levels reflected in Mr. Vizas' employment agreement were based on negotiations with Mr. Vizas and information on appropriate compensation levels for the position obtained from an executive search firm retained by the Company to help locate a chief executive officer. Mr. Vizas' employment agreement reflects the increased emphasis placed by the Compensation Committee on stock options that are tied to performance as a component of executive officer compensation. Mr. Vizas' employment agreement provides for the grant of options to purchase up to 500,000 shares of Common Stock, of which 60% are tied to the attainment of certain financial performance targets.


     Salary Increases and Bonus Awards: The Compensation Committee expects that future salary increases and bonuses will be based on performance, either by the Company or individual performance by the executive officer.


     Stock Options and Stock Appreciation Rights: As noted above, the Compensation Committee expects that stock options will continue to play an important role in executive officer compensation. The Compensation Committee has decided not to grant any more tandem stock appreciation rights with stock options. The members of the Committee believe that stock options not only encourage performance by the Company's executive officers but they align the interests of the Company's executive officers with the interests of the Company's stockholders.



                                        Edward Gerrity, Jr.
                                        Richard A. Krinsley
                                        Christopher J. Vizas (ex officio member)


Dated: January 23, 1998


STOCK PERFORMANCE CHART


     The following chart graphs the performance of the cumulative total return to stockholders (stock price appreciation plus the assumed reinvestment and dividends) during the five years prior to fiscal 1997 in comparison to returns of the Standard & Poor's Composite stock price index (the "S&P 500 Index") and a peer group index (weighted by average market capitalization). The peer group index is the Standard & Poor's Telecommunications (Long Distance) Index (the "S&P Telecom (Long Distance)"), which consists of American Telephone and Telegraph, MCI Communications and Sprint Corp. The Company believes that the companies constituting the selected peer group are companies of comparable focus with the Company. The line graph and table cover the five year period from March 1992 through March 1997 and an additional nine month period through December 1997 and represent the total value of a $100 investment in each security/market index on the last trading day of March 1992.

                COMPARATIVE FIVE-YEAR TOTAL CUMULATIVE RETURNS
                  EXECUTIVE TELECARD, LTD., S&P 500 INDEX AND
                 S&P TELECOMMUNICATIONS (LONG DISTANCE) INDEX








                                  [ADD CHART]













COMPANY/INDEX                MAR-92     MAR-93     MAR-94     MAR-95     MAR-96     MAR-97     DEC-97
Executive Telecard, Ltd.      100       184.71     292.84     146.44     305.18     228.46      86.81
S&P Telecom
 (Long Distance)              100       142.01     136.85     136.81     174.94     168.02     237.93
S&P 500 Index                 100       115.23     116.93     135.13     178.51     213.89     285.26

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company was formed in 1987 as a wholly-owned subsidiary of International 800 Telecom Corp., a publicly traded company, which changed its name to Residual Corporation in February 1994. The Company became a public company in March 1989 by way of a dividend in kind of Residual's common stock.


     In January 1989, the Company entered into a ten year agreement with Residual (the "Service Agreement") pursuant to which Residual provided the Company with essentially all personnel, office space and other facilities required by the Company for general and operational administrative purposes, excluding attorneys fees, accounting fees, marketing expenses, advertising and promotion, stockholder relations and certain other items. Salaries of the Company's executive officers in the United States in fiscal 1995 were paid by Fintel Services, Inc. ("Fintel"), which was then a wholly-owned subsidiary of Residual. Pursuant to the Service Agreement, the Company was obligated to pay Residual 10% of its annual gross revenue per year until 1999.

     Pursuant to an Agreement for Sale and Purchase of Assets dated as of March 31, 1995 between the Company and Residual (the "Asset Purchase Agreement"), the Company acquired substantially all of the subsidiaries of Residual, including Fintel, and certain intellectual property rights including trademarks and service marks relating to those companies. Because the Asset Purchase Agreement effected a transfer of the Service Agreement to a wholly owned subsidiary of the Company, the Company, through its subsidiary, became responsible for payment of salaries and bonuses to its Executive Officers. The Asset Purchase Agreement prohibited Residual from competing with the Company for six years and from soliciting the Company's employees for three years. Under the terms of the Asset Purchase Agreement, the Company transferred 697,828 shares of the Company's restricted stock to Residual. In connection with the transaction, the Company, through its acquisition of Service 800, SA, also assumed approximately $12,722,000 in indebtedness due to the Company as of March 31, 1995 incurred by Residual and/or Service 800, SA. The Company received a fairness opinion on the transaction from Griffin Capital Management Corporation.

     Allen Mandel, Executive Vice President, and a former Director and Senior Vice President of the Company, formerly served as a Senior Vice President of Residual. Edward J. Gerrity, Jr., the former Chairman of the Board and a present Director, was a Director of Residual until October 1994.

     During fiscal 1997, Executive Card Services HK Ltd. ("Executive Card") was paid $321,000 by the Company for producing calling cards for an affiliate of the Company. Anthony Balinger is a Director and 45% stockholder of Executive Card, but he is not involved in the day-to-day operations of the Company.

     Additional information regarding certain relationships and related transactions of the Company during fiscal 1997 with former directors or executive officers and their affiliates is set forth in the Form 10-K Amendment, which is available from the Company upon request, as indicated above.


COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of the common stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the exchange on which the common stock is listed for trading. Those persons are required by regulations promulgated under the Exchange Act to furnish the Company with copies of all reports filed pursuant to Section 16(a). Certain of the Company's Executive Officers failed to make timely filings of ownership reports required by Section 16(a) with the Securities and Exchange Commission. Messrs. Balinger and Mandel failed to file timely reports on Form 5 for their grants of options to purchase Common Stock in December 1996. All of these reports were filed in July 1997.

     Additional information regarding such compliance with Section 16 of the Exchange Act during fiscal 1997 by former directors or executive officers is set forth in the Form 10-K Amendment, which is available from the Company upon request, as indicated above.

             ADOPTION OF AMENDMENTS TO EMPLOYEE STOCK OPTION PLAN
                                 (PROPOSAL 2)

     On October 25, 1997 and January 17, 1998, the Board of Directors approved and is presently proposing for stockholder approval amendments to the Employee Stock Option Plan. The Employee Stock Option Plan was originally adopted by the Board of Directors on December 14, 1995 and approved by stockholders at the annual meeting of stockholders held on July 26, 1996. Pursuant to the Employee Stock Option Plan, eligible persons receive grants of options or stock appreciation rights, although the Board has announced an intention not to grant tandem stock appreciation rights in the future. The Employee Stock Option Plan provides for the grant of both "incentive stock options," as defined in the Code, and nonqualified stock options.

     The affirmative vote of a majority of the shares present or represented by Proxy at the Annual Meeting will be required to approve the amendments to the Employee Stock Option Plan. Unless otherwise indicated, properly executed Proxies will be voted in favor of Proposal 2 to approve the amendments to the Employee Stock Option Plan.


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.


PURPOSE AND EFFECT OF PROPOSED AMENDMENTS TO THE EMPLOYEE STOCK OPTION PLAN

     The amendments to the Employee Stock Option Plan are designed to take advantage of recent changes in 17 C.F.R. 240-16b-3 ("Rule 16b-3"), under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to permit greater flexibility in administration of the Employee Stock Option Plan, and to increase the number of shares reserved under the Employee Stock Option Plan from 1,000,000 to 1,750,000 shares. Among other things, these amendments would eliminate the requirement that members of the Compensation Committee administering the Employee Stock Option Plan be "disinterested persons" as had been previously required by Rule 16b-3; (ii) permit the Board of Directors to make grants of stock options or otherwise administer the Employee Stock Option Plan if and to the extent such administration would be consistent with applicable law (although the Compensation Committee is expected to continue to administer the Employee Stock Option Plan for the foreseeable future); (iii) permit the Board of Directors or the Compensation Committee to determine the fair market value of the Company's Common Stock for purposes of the Employee Stock Option Plan by averaging the price over a period of up to 90 days preceding the grant of any option or stock appreciation right; (iv) permit the Board of Directors or the Compensation Committee to make grants of nonqualified stock options or stock appreciation rights with exercise prices of less than the fair market value of the Company's Common Stock; (v) require stockholder approval of amendments to the Employee Stock Option Plan only if the amendment would (A) increase the total number of shares of Common Stock authorized for issuance pursuant to the Employee Stock Option Plan or (B) require stockholder approval under applicable law; (vi) give the Board of Directors or the
Compensation Committee administering the Employee Stock Option Plan the discretion to permit a participant to effect a net exercise of an option without tendering shares of the Company's stock as payment for the option; and (vii) include in the amount which may be loaned to participants exercising options the amount of any tax liability incurred by them in connection with such exercise.

     The Company's Board of Directors and its Compensation Committee believe that these changes are important to permit the Company to continue to attract and retain key employees of, and advisors and consultants to, the Company or any of its subsidiaries or other entities in common control with the Company, to encourage stock ownership by employees and management and to give the Compensation Committee flexibility in administering the Employee Stock Option Plan to provide incentives and promote the financial success and progress of the Company.

     Below is a summary description of the Employee Stock Option Plan, as amended:


DESCRIPTION OF THE EMPLOYEE STOCK OPTION PLAN


Administration

     The Employee Stock Option Plan is administered by the Compensation Committee of the Board of Directors of the Company. Subject to the Employee Stock Option Plan, the Compensation Committee has the authority to determine to whom stock options or stock appreciation rights may be granted, the time or times at which options and rights are granted, the number of shares covered by each such grant, and the duration of the options or rights. All decisions, determinations and interpretations made by the Compensation Committee are binding on participants in the Employee Stock Option Plan.

     Prior to the proposed amendments, all members of the Compensation Committee were required to be "disinterested persons" as that term had been defined in Rule 16b-3 under the Exchange Act. Since Rule 16b-3 has been amended to delete this requirement, the Employee Stock Option Plan is being amended to remove the requirement. In addition, the Employee Stock Option Plan is being amended to permit the Board of Directors to administer the Employee Stock Option Plan to the extent that such administration would be consistent with applicable law.


Underlying Securities

     The securities underlying stock options and stock appreciation rights under the Employee Stock Option Plan are shares of the Company's $.001 par value Common Stock. Pursuant to the Employee Stock Option Plan, as amended, the maximum number of shares of Common Stock that may be issued upon exercise or payment will not exceed 1,750,000 shares, an increase of 750,000 shares. Pursuant to the terms of the Employee Stock Option Plan, shares subject to stock options or stock appreciation rights which for any reason expire or are terminated unexercised as to such shares may again be the subject of a grant under the Employee Stock Option Plan. In addition, with respect to stock appreciation rights counting against the maximum number of shares which may be issued under the Employee Stock Option Plan, only shares actually issued as a result of the exercise of stock appreciation rights are counted against the maximum number.

     The market value of the 1,750,000 total shares authorized as of December 31, 1997 assuming approval of the amendments was $4,156,250 (based on a December 31, 1997 closing price on the Nasdaq National Market of $2.375 per share of Common Stock).


Eligible Employees and Others

     Stock options and stock appreciation rights may be granted under the Employee Stock Option Plan to key employees of, and advisors and consultants to, the Company or any of its subsidiaries or other entities in common control with the Company. Options granted under the Employee Stock Option Plan that are incentive stock options ("ISOs") within the meaning of Section 422 of the Code may only be granted to employees (including employee-directors) of the Company. Advisors and consultants may receive grants only if they provide bona fide services that are not rendered in connection with the offer or sale of securities or in a capital-raising transaction. No employee may be granted more than 500,000 options over any two year period under the Employee Stock Option Plan. As of December 31, 1997, the Company had approximately 130 employees and other persons eligible to receive grants under the Employee Stock Option Plan.

Option Price and Duration

     Upon approval of the proposed amendments, for nonqualified options, the option price may be less than the fair market value of the stock on the date of grant. For ISOs, the exercise price per share is 100% of the fair market value of the Common Stock on the valuation date, or in the case of ISOs granted to employees holding more than 10% of the total combined voting power of all classes of stock of the Company, 110% of the fair market value of the Common Stock on the date of grant.

     Pursuant to the proposed amendments, "fair market value" means (a) if there is an established market for the Company's Common Stock on a stock exchange, in an over-the-counter market or otherwise, the closing price of shares of Common Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the valuation date, or (b) if there were no such sales on the valuation date, then in accordance with Treas. Reg. Sec. 20.2031-2 or successor regulations. Unless otherwise specified by the Compensation Committee at the time of grant or in the Employee Stock Option Plan, the valuation date for purposes of determining fair market value is the grant date. The Compensation Committee may, however, specify in any grant of an option or stock appreciation right that, instead of the date of the grant, the valuation date shall be a valuation period of up to ninety (90) days prior to the date of grant, and fair market value for purposes of such grant shall be the average over the valuation period of the closing price of the shares of Common Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on each date on which sales were made in the valuation period. Prior to the proposed amendments, the exercise price per share of all options granted under the Employee Stock Option Plan was always the fair market value of the Common Stock determined by a single quoted price on the grant date.

     Unless otherwise prescribed by the Compensation Committee, options granted under the Employee Stock Option Plan expire ten (10) years from the date of grant, or in the case of ISOs granted to employees holding more than 10% of the total combined voting power of all classes of stock of the Company, five (5) years from the date of grant. Most new grants (since November 1997) have been for five year terms, and the Company expects this practice to continue.


Exercise of Options and Payment for Stock

     Options are exercisable in accordance with the terms and conditions of the grant to the participant, as provided in the stock option agreement. The exercise price of options may be paid in cash or, if so provided in the option agreement, in shares of the Company's Common Stock (valued at the fair market value of the shares on the date of exercise) or by a combination thereof. An option may also be exercised by tender to the Company of written notice together with advice of the delivery of an order to a registered securities broker-dealer to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company (or its transfer agent) sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes. If the proposed amendments are approved, the Compensation Committee may, in its discretion and subject to ratification by the entire Board of Directors, lend to one or more participants all or a portion of the exercise price, together with the amount of any tax liability incurred by the participant as a result of the exercise of the option, for up to three (3) years with interest payable at the prime rate quoted in the Wall Street Journal on the date of exercise. With respect to loans made to officers or directors of the Company, approval of the amendments to the Employee Stock Option Plan will be deemed to be preapproval by, and/or prior notification of, the stockholders for all loans permitted by, and subsequently made pursuant to, the Employee Stock Option Plan for purposes of Delaware Corporation Law. The Employee Stock Option Plan did not previously expressly permit loans to cover a participant's tax liability.

     In addition, pursuant to the amendments, the Compensation Committee or the Board of Directors may elect to permit a participant to effect a net exercise of an option without tendering shares of the Company's stock as payment for the option. In such an event, the participant would be deemed to have paid for the exercise of the option with shares of the Company's stock and would receive from the Company a number of shares equal to the difference between the shares that would have been tendered and the number of options exercised. Members of the Committee may effect a net exercise of their options only with the approval of the Board. Prior to the proposed amendments, a participant who desired to use shares of the Company's stock in payment of the exercise price for the option being exercised was required to tender a stock certificate for the appropriate number of shares of the Company's stock sufficient to pay the exercise price.


Stock Appreciation Rights

     Stock appreciation rights may be granted by the Compensation Committee only in connection with an option granted under the Employee Stock Option Plan and any rights so granted will be alternative to the related option. A stock appreciation right is exercisable at the same time or times that the related option is exercisable. The exercise of a stock appreciation right automatically results in the cancellation of the related option on a share-for-share basis. A stock appreciation right entitles its holder to receive in shares of Common Stock the excess of the fair market value (at the date of exercise) of a share of Common Stock over the option price provided for in the related option, payable in shares of Common Stock. While the Compensation Committee has routinely granted stock appreciation rights in tandem with stock options in the past, the present intention of the Board and the Compensation Committee is not to grant stock appreciation rights in tandem with stock options.


Nontransferability

     During a participant's lifetime, an option may be exercisable only by the participant and options granted under the Employee Stock Option Plan and the rights and privileges conferred thereby are not subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution.


Effect of Changes in Capitalization

     If the number of outstanding shares of Common Stock is increased or decreased or changed into or exchanged for a different number or kind of shares or securities of the Company, by reason of merger, consolidation, reorganization, recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares without receipt of consideration by the Company, occurring after the effective date of the Employee Stock Option Plan, a proportionate and appropriate adjustment will be made in the number and kinds of shares for which options or appreciation rights are outstanding, so that the proportionate interest of the participant immediately following such event, will, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding options shall not change the aggregate option price payable with respect to shares subject to the unexercised portion of the option outstanding but shall include a corresponding proportionate adjustment in the option price per share. Similar adjustments shall be made to the terms of stock appreciation rights.

     Upon the dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another person or entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board that results in any person or entity (other than persons who are holders of stock of the Company at the time the Employee Stock Option Plan is approved by the Stockholders and other than an affiliate) owning 80 percent or more of the combined voting power of all classes of stock of the Company, the Employee Stock Option Plan and all options and stock appreciation rights outstanding thereunder will terminate, except to the extent provision is made in connection with such transaction for the continuation of the Employee Stock Option Plan and/or the assumption of the options and stock appreciation rights theretofore granted, or for the substitution for such options and stock appreciation rights of new options and stock appreciation rights covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Employee Stock Option Plan, options and stock appreciation rights theretofore granted will continue in the manner and under the terms so provided. In the event of any such termination of the Employee Stock Option Plan, each participant will have the right (subject to the general limitations on exercise set forth therein and except as otherwise specifically provided in the option agreement relating to such option or stock appreciation right), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Compensation Committee in its sole discretion will designate, to exercise such option or stock appreciation right in whole or in part, whether or not such option or stock appreciation right was otherwise exercisable at the time such termination occurs, but subject to any additional provisions that the Compensation Committee may, in its sole discretion, include in any option agreement. The Compensation Committee will send written notice of an event that will result in such a termination to all participants not later than the time at which the Company gives notice thereof to its stockholders.


Amendment, Suspension and Termination


     The Board of Directors may at any time terminate the Employee Stock Option Plan or make such amendments as it deems advisable and in the best interests of the Company, except that, without the approval of the stockholders, (i) the total number of shares available for grants under the Employee Stock Option Plan may not be increased, and (ii) no change may be made that requires stockholder approval under applicable law. No termination or amendment will, without the participant's consent, affect or impair any of the rights under any option or stock appreciation right granted prior that that termination or amendment. Unless earlier terminated by the Compensation Committee, the Employee Stock Option Plan will terminate on December 14, 2005, and no stock option or stock appreciation right may be granted after that date.


     Prior to the proposed amendments, only the Compensation Committee had the authority to amend the Employee Stock Option Plan and stockholder approval was required for any amendment which materially modified the benefits to participants or the eligibility requirements for grants under the Employee Stock Option Plan.


Federal Income Tax Consequences


     A. INCENTIVE STOCK OPTIONS. The following general rules are applicable for Federal income tax purposes under existing law to employees of the Company who receive and exercise ISOs granted under the Employee Stock Option Plan:


        1. Generally, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon exercise of the ISO.


        2. No tax deduction is allowed to the Company upon either grant or exercise of an ISO under the Employee Stock Option Plan.


        3. If shares acquired upon exercise of an ISO are not disposed of prior to the later of two years following the date the Option was granted or one year following the date the shares are transferred to the optionee pursuant to the exercise of the Option, the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as long-term gain or loss to the optionee.


        4. If shares acquired upon exercise of an ISO are disposed of before the expiration of one or both of the requisite holding periods (a "disqualifying disposition"), then in most cases the lesser of any excess of the fair market value of the shares at the time of exercise of the Option over the exercise price or the actual gain on disposition, will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.


        5. In any year that an optionee recognizes compensation income on a disqualifying disposition of shares acquired by exercising an ISO, the Company will generally be entitled to a corresponding deduction for income tax purposes.

        6. Any excess of the amount realized by the optionee as the result of a disqualifying disposition over the sum of the exercise price and the amount of ordinary income recognized under the above rules will be treated as either long-term or short-term capital gain, depending upon the time elapsed between receipt and disposition of such shares.

        7. The bargain element at the time of exercise of an ISO, i.e., the amount by which the fair market value of the Common Stock acquired upon exercise of the ISO exceeds the exercise price, may be taxable to the optionee under the "alternative minimum tax" provisions of the Code.

     B. NONQUALIFIED OPTIONS.  Nonqualified Options are taxed in accordance with
Section 83 of the Code and the Regulations issued thereunder. The following general rules are applicable to United States holders of such options and to the Company for Federal income tax purposes under existing law:

        1. The optionee does not realize any taxable income upon the grant of a Nonqualified Option, and the Company is not allowed a business expense deduction by reason of such grant.

        2. The optionee will recognize ordinary compensation income at the time of exercise of a Nonqualified Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. The Company will require employees to make appropriate arrangements for the withholding of taxes on this amount.

        3. When the optionee sells the shares, he or she will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (i.e., the exercise price plus the amount taxed to the optionee as compensation income). If the optionee holds the shares for longer than one year, this gain or loss will be a long-term capital gain or loss.

        4. In general, the Company will be entitled to a tax deduction in the year in which compensation income is recognized by the optionee.

     The foregoing summary of the Employee Stock Option Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the complete text of the Employee Stock Option Plan, which is attached hereto as Attachment A and is incorporated herein by reference.

              ADOPTION OF AMENDMENTS TO DIRECTORS STOCK OPTION PLAN
                                  (PROPOSAL 3)

     On October 25, 1997 and January 17, 1998, the Board of Directors approved and is presently proposing for stockholder approval amendments to the Directors Stock Option Plan. The Directors Stock Option Plan was originally adopted by the Board of Directors on December 14, 1995 and approved by stockholders at the annual meeting of stockholders held on July 26, 1996. Pursuant to the Directors Stock Option Plan, members of the Board of Directors (including Directors who are employees) receive grants of options or stock appreciation rights, although the Board has announced an intention not to grant tandem stock appreciation rights in the future. The Employee Stock Option Plan provides for the grant of both "incentive stock options," as defined in the Code, and nonqualified stock options.

     The affirmative vote of a majority of the shares present or represented by Proxy at the Annual Meeting will be required to approve the amendments to the Directors Stock Option Plan. Unless otherwise indicated, properly executed Proxies will be voted in favor of Proposal 2 to approve the amendments to the Directors Stock Option Plan.


            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

PURPOSE AND EFFECT OF PROPOSED AMENDMENTS TO THE DIRECTORS STOCK OPTION PLAN

     The amendments to the Directors Stock Option Plan are designed to take advantage of recent changes in Rule 16b-3 to permit greater flexibility in administration of the Directors Stock Option Plan. Among other things, these amendments would eliminate the requirement that members of the Compensation Committee administering the Directors Stock Option Plan be "disinterested persons" as had been previously required by Rule 16b-3; (ii) permit the Board of Directors to make grants of stock options or otherwise administer the Directors Stock Option Plan if and to the extent such administration would be consistent with applicable law (although the Compensation Committee is expected to continue to administer the Directors Stock Option Plan for the foreseeable future); (iii) permit the Board of Directors or the Compensation Committee to determine the fair market value of the Company's Common Stock for purposes of the Directors Stock Option Plan by averaging the price over a period of up to 90 days preceding the grant of any option or stock appreciation right; (iv) permit the Board of Directors or the Compensation Committee to make grants of nonqualified stock options or stock appreciation rights with exercise prices of less than the fair market value of the Company's Common Stock; (v) require stockholder approval of amendments to the Directors Stock Option Plan only if the amendment would (A) increase the total number of shares of Common Stock authorized for issuance pursuant to the Directors Stock Option Plan or (B) require stockholder approval under applicable law; (vi) include in the amount which may be loaned to participants exercising options the amount of any tax liability incurred by them in connection with such exercise; (vi) delete automatic option grants to Directors; and (viii) give the Board of Directors or the Compensation Committee administering the Directors Stock Option Plan the discretion to permit a participant to effect a net exercise of an option without tendering shares of the Company's stock as payment for the option.

     The Company's Board of Directors and its Compensation Committee believe that these changes are important to permit the Company to encourage stock ownership by members of the Board of Directors, to give the Compensation
Committee flexibility in administering the Directors Stock Option Plan, to promote the financial success and progress of the Company and to induce such persons to continue to serve as members of the Board of Directors in the future.

     Below is a summary description of the Directors Stock Option Plan, as amended:

DESCRIPTION OF THE DIRECTORS STOCK OPTION PLAN

Administration

     The Directors Stock Option Plan is administered by the Compensation Committee of the Board of Directors of the Company. Subject to the Directors Stock Option Plan, the Compensation Committee has the authority to determine to whom stock options or stock appreciation rights may be granted, the time or times at which options or rights are granted, the number of shares covered by each such grant, and the duration of the options or rights. All decisions, determinations and interpretations made by the Compensation Committee are binding on participants in the Directors Stock Option Plan.

     Prior to the proposed amendments, all members of the Compensation Committee were required to be "disinterested persons" as that term had been defined in Rule 16b-3 under the Exchange Act. Since Rule 16b-3 has been amended to delete this requirement, the Directors Stock Option Plan is being amended to remove the requirement. In addition, the Directors Stock Option Plan is being amended to permit the Board of Directors to administer the Directors Stock Option Plan to the extent that such administration would be consistent with applicable law.

Underlying Securities

     The securities underlying stock options and stock appreciation rights under the Directors Stock Option Plan are shares of the Company's Common Stock. Pursuant to the Directors Stock Option Plan, the maximum number of shares of Common Stock that may be issued upon exercise or payment will not exceed 870,000 shares. Pursuant to the terms of the Directors Stock Option Plan, shares subject to stock options or stock appreciation rights which for any reason expire or are terminated unexercised as to such shares may again be the subject of a grant under the Directors Stock Option Plan. In addition, with respect to stock appreciation rights counting against the maximum number of shares which may be issued under the Directors Stock Option Plan, only shares actually issued as a result of the exercise of stock appreciation rights are counted against the maximum number.

     The market value of the 870,000 total shares authorized as of December 31, 1997 was $2,066,250 (based on a December 31, 1997 closing price on the Nasdaq National Market of $2.375 per share of Common Stock).

Eligible Directors

     Stock options and stock appreciation rights may be granted under the Directors Stock Option Plan to members of the Board of Directors of the Company (including Directors who are employees). Options granted under the Directors Stock Option Plan that are ISOs within the meaning of Section 422 of the Code may only be granted to Directors who are employees of the Company. Directors who are not employees may only be granted nonqualified stock options. Subject to the Directors Stock Option Plan, no Director who is an employee may be granted options to purchase more than 300,000 shares of Common Stock in any two year period under the Directors Stock Option Plan. As of December 31, 1997, seven persons, including two employees, were eligible to receive grants under the Directors Stock Option Plan.

Option Grants to Directors

     Effective November 10, 1997, each Director who continued to serve on the Board after subsequent stockholder meetings (other than members of the Compensation Committee) was granted two options under the Directors Stock Option Plan, each to purchase 10,000 shares of Common Stock with each option being effective for five years terms commencing on April 1, 1998 and 1999, respectively, with each such option vesting only upon the achievement of certain corporate economic and financial goals to be set by the Board and having an exercise price per share equal to the market price per share at the close of trading on the date they become effective. Such option grants are subject to stockholder approval of the amendment of the Directors Stock Option Plan. Prior to the proposed amendment, each Director received an automatic grant of ten year options and tandem stock appreciation rights to purchase 10,000 shares of Common Stock on the third Friday in December in each calendar year.

Option Price and Duration

     Upon approval of the proposed amendments, for nonqualified options, the option price may be less than the fair market value of the stock on the date of grant. For ISOs, the exercise price per share is 100% of the fair market value of the Common Stock on the valuation date, or in the case of ISOs granted to Directors who are employees holding more than 10% of the total combined voting power of all classes of stock of the Company, 110% of the fair market value of the Common Stock on the date of grant.

     Pursuant to the proposed amendments, "fair market value" means (a) if there is an established market for the Company's Common Stock on a stock exchange, in an over-the-counter market or otherwise, the closing price of shares of Common Stock on such exchange on in such market (the highest such closing price if there is more than one such exchange or market) on the valuation date, or (b) if there were no such sales on the valuation date, then in accordance with Treas. Reg. Sec. 20.2031-2 or successor regulations. Unless otherwise specified by the Compensation Committee at the time of grant or in the Directors Stock Option Plan, the valuation date for purposes of determining fair market value is the grant date. The Compensation Committee may, however, specify in any grant of an option or stock appreciation right that, instead of the date of the grant, the valuation date shall be a valuation period of up to ninety (90) days prior to the date of grant, and fair market value for purposes of such grant shall be the average over the valuation period of the closing price of the shares of Common Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on each date on which sales were made in the valuation period. Prior to the proposed amendments, the exercise price per share of all options granted under the Directors Stock Option Plan was always the fair market value of the Common Stock determined by a single quoted price on the grant date.

     Unless otherwise prescribed by the Compensation Committee options granted under the Directors Stock Option Plan expire ten (10) years from the date of grant, or in the case of ISOs granted to Directors who are employees holding more than 10% of the total combined voting power of all classes of stock of the Company, five (5) years from the date of grant. Most new grants (since November
1997) have been for five year terms, and the Company expects this practice to continue.

Exercise of Options and Payment for Stock

     Options are exercisable in accordance with the terms and conditions of the grant to the participant, as provided in the stock option agreement. The exercise price of options may be paid in cash or, if so provided in the option agreement, in shares of the Company's Common Stock (valued at the fair market value of the shares on the date of exercise) or by a combination thereof. An option may also be exercised by tender to the Company of written notice together with advice of the delivery of an order to a registered securities broker-dealer to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company (or its transfer agent) sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes. If the proposed amendments are approved, the Compensation Committee may, in its discretion and subject to ratification by the entire Board of Directors, lend to one or more participants all or a portion of the exercise price, together with the amount of any tax liability incurred by the participant as a result of the exercise of the option, for up to three (3) years with interest payable at the prime rate quoted in the Wall Street Journal on the date of exercise. With respect to loans made to officers or Directors of the Company, approval of the amendments to the Directors Stock Option Plan will be deemed to be preapproval by, and/or prior notification of, the stockholders for all loans permitted by, and subsequently made pursuant to, the Directors Stock Option Plan for purposes of Delaware Corporation Law. The Directors Stock Option Plan did not previously expressly permit loans to cover a participant's tax liability.

     In addition, pursuant to the amendments, the Compensation Committee or the Board of Directors may elect to permit a participant to effect a net exercise of an option without tendering shares of the Company's stock as payment for the option. In such an event, the participant would be deemed to have paid for the exercise of the option with shares of the Company's stock and would receive from the Company a number of shares equal to the difference between the shares that would have been tendered and the number of options exercised. Members of the Committee may effect a net exercise of their options only with the approval of the Board. Prior to the proposed amendments, a participant who desired to use shares of the Company's stock in payment of the exercise price for the option being exercised was required to tender a stock certificate for the appropriate number of shares of the Company's stock sufficient to pay the exercise price.

Stock Appreciation Rights

     Stock appreciation rights may be granted by the Compensation Committee only in connection with an option granted under the Directors Stock Option Plan and any rights so granted will be alternative to the related option. A stock appreciation right is exercisable at the same time or times that the related option is exercisable. The exercise of a stock appreciation right automatically results in the cancellation of the related option on a share-for-share basis. A stock appreciation right entitles its holder to receive in shares of Common Stock the excess of the fair market value (at the date of exercise) of a share of Common Stock over the option price provided for in the related option. While the Compensation Committee has routinely granted stock appreciation rights in tandem with stock options in the past, the present intention of the Board and the Compensation Committee is not to grant stock appreciation rights in tandem with stock options.


Nontransferability

     During a participant's lifetime, an option may be exercisable only by the participant and options granted under the Directors Stock Option Plan and the rights and privileges conferred thereby are not subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution.


Effect of Changes in Capitalization

     If the number of outstanding shares of Common Stock is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, reorganization, recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares without receipt of consideration by the Company, occurring after the effective date of the Directors Stock Option Plan, a proportionate and appropriate adjustment will be made in the number and kinds of shares for which options or stock appreciation rights are outstanding, so that the proportionate interest of the participant immediately following such event will, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding options will not change the aggregate option price payable with respect to shares subject to the unexercised portion of the option outstanding but will include a corresponding proportionate adjustment in the option price per share. Similar adjustments will be made to the terms of stock appreciation rights.

     Upon the dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another person or entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board that results in any person or entity (other than persons who are holders of stock of the Company at the time the Directors Stock Option Plan is approved by the Stockholders and other than an affiliate) owning 80 percent or more of the combined voting power of all classes of stock of the Company, the Directors Stock Option Plan and all options and stock appreciation rights outstanding thereunder will terminate, except to the extent provision is made in connection with such transaction for the continuation of the Directors Stock Option Plan and/or the assumption of the options and stock appreciation rights theretofore granted, or for the substitution for such options and stock appreciation rights of new options and stock appreciation rights covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Directors Stock Option Plan, options and stock appreciation rights theretofore granted will continue in the manner and under the terms so provided. In the event of any such termination of the Directors Stock Option Plan, each participant will have the right (subject to the general limitations on exercise set forth therein and except as otherwise specifically provided in the option agreement relating to such option or stock appreciation right), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Compensation Committee in its sole discretion will designate, to exercise such option or stock appreci-ation right in whole or in part, whether or not such option or stock appreciation right was otherwise exercisable at the time such termination occurs, but subject to any additional provisions that the Compensation Committee may, in its sole discretion, include in any option agreement. The Compensation Committee will send written notice of an event that will result in such a termination to all participants not later than the time at which the Company gives notice thereof to its stockholders.


Amendment, Suspension and Termination

     The Board of Directors may at any time terminate the Directors Stock Option Plan or make such amendments as it deems advisable and in the best interests of the Company, except that, without the approval of the stockholders, (i) the total number of shares available for grants under the Directors Stock Option Plan may not be increased, and (ii) no change may be made that requires stockholder approval under applicable law. No termination or amendment will, without the participant's consent, affect or impair any of the rights under any option or stock appreciation granted prior to that termination or amendment. Unless earlier terminated by the Compensation Committee, the Directors Stock Option Plan will terminate on December 14, 2005, and no stock option or stock appreciation right may be granted after that date.


Federal Income Tax Consequences

     See "Federal Tax Consequences" under the "Adoption of Amendments to Employee Stock Option Plan" above for a description of federal tax consequences for incentive stock options and nonqualified stock options.

     The foregoing summary of the Directors Stock Option Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the complete text of the Directors Stock Option Plan, which is attached hereto as Attachment B and is incorporated herein by reference.

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
                                  (PROPOSAL 4)

     The Board of Directors has appointed BDO Seidman, LLP ("BDO Seidman") as the Company's independent accountants for the fiscal year ending March 31, 1998, subject to ratification by stockholders at the Annual Meeting. Representatives of BDO Seidman will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions. Unless otherwise indicated, properly executed Proxies will be voted in favor of ratifying the appointment of BDO Seidman to audit the books and accounts of the Company for the fiscal year ending March 31, 1998. No determination has been made as to what action the Board would take if the stockholders do not ratify the appointment.



            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4.

               RATIFICATION OF CHANGE IN THE COMPANY'S FISCAL YEAR
                                  (PROPOSAL 5)

     The Board of Directors has changed the Company's fiscal year from a fiscal year ending March 31 to a fiscal year ending December 31. The change would take effect upon the end of the Company's present fiscal year, March 31, 1998, so that the next fiscal year would be a short year covering a nine month period from April 1, 1998 through December 31, 1998. The following fiscal year would cover the full 1999 calendar year, from January 1, 1999 to December 31, 1999. The change in the Company's fiscal year means that in the future the Company's annual report will be available in April and that annual meetings will be held in May. Unless otherwise indicated, properly executed Proxies will be voted in favor of ratifying the change in the Company's fiscal year to a fiscal year ending December 31. Stockholder ratification of the change in the Company's fiscal year is not necessary for the change to take effect.


            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 5.

                     STOCKHOLDER PROPOSALS AND OTHER MATTERS


     Any proposals by stockholders of Executive TeleCard to be considered for inclusion in the Company's proxy statement relating to the 1998 Annual Meeting of Stockholders must be in writing and received by the Company, at its principal office, not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Nothing in this paragraph shall be deemed to require the Company to include in the Proxy Statement and proxy relating to the 1998 Annual Meeting of Stockholders any stockholder proposal that does not meet all of the requirements for such inclusion in effect at that time.


     Management of the Company knows of no other business presented for action by the stockholders at the Annual Meeting. If, however, any other matters should properly come before the Annual Meeting, the enclosed proxy authorizes the persons named therein to vote the shares represented thereby in their discretion.


                                              By Order of the Board of Directors



                                              ANTHONY BALINGER
                                              Secretary


January 28, 1998

                                                                    ATTACHMENT A





                            EXECUTIVE TELECARD, LTD.
                         1995 EMPLOYEE STOCK OPTION AND
                            APPRECIATION RIGHTS PLAN





                             AS AMENDED AND RESTATED

                               TABLE OF CONTENTS



 1. Purpose ...............................................................  A-3

 2. General Provisions  ...................................................  A-3

 3. Eligibility   .........................................................  A-3

 4. Number of Shares Subject to Plan   ....................................  A-3

 5. Stock Options .........................................................  A-4

 6. Stock Appreciation Rights .............................................  A-6

 7. Effect of Changes in Capitalization   .................................  A-7

 8. Nontransferability  ...................................................  A-8

 9. Amendment, Suspension, or Termination of Plan  ........................  A-9

10. Effective Date   ......................................................  A-9

11. Termination Date ......................................................  A-9

12. Resale of Shares Purchased   ..........................................  A-9

13. Acceleration of Rights and Options ....................................  A-9

14. Written Notice Required; Tax Withholding .............................. A-10

15. Compliance with Securities Laws ....................................... A-10

16. Waiver of Vesting Restrictions by Committee ........................... A-10

17. Reports to Participants   ............................................. A-10

18. No Employee Contract   ................................................ A-10


                            EXECUTIVE TELECARD, LTD.
                         1995 EMPLOYEE STOCK OPTION AND
                            APPRECIATION RIGHTS PLAN
                             AS AMENDED AND RESTATED

     1. Purpose. Executive TeleCard, Ltd. hereby establishes its 1995 Employee Stock Option and Appreciation Rights Plan (the "Plan"). The purpose of the Plan is to advance the interests of Executive TeleCard, Ltd. and its subsidiaries (collectively "the Company") and the Company's stockholders by providing a means by which the Company shall be able to attract and retain competent employees, officers, consultants and advisors by providing them with an opportunity to participate in the increased value of the Company which their effort, initiative, and skill have helped produce.

     2. General Provisions.

        (a) The Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"), provided, however, that except as otherwise expressly provided in this Plan or in order to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as now in effect or as hereafter amended (the "Exchange Act"), the Board of Directors of the Company (the "Board") may exercise any power or authority granted to the Committee under this Plan. The Committee shall be comprised of two or more directors designated by the Board.

        (b) The Committee shall have full power to construe and interpret the Plan and to establish and amend rules and regulations for its administration. Any action of the Committee with respect to the Plan shall be taken by majority vote or by the unanimous written consent of the Committee members.

        (c) The Committee shall determine, in its sole discretion, which participants under the Plan shall be granted stock options or stock appreciation rights, the time or times at which options or rights are granted, as well as the number and the duration of the options or rights which are granted to participants; provided, however, that no participant may be granted options to purchase more than 500,000 shares of common stock of the Company ("Common Stock") under the Plan in any two (2) year period.

        (d) The Committee shall also determine any other terms and conditions relating to options and rights granted under the Plan as the Committee may prescribe, in its sole discretion.

        (e) The Committee shall make all other determinations and take all other actions which it deems necessary or advisable for the administration of the Plan.

        (f) All decisions, determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

        (g) The Board of Directors (with members of the Committee abstaining) shall have the authority to make grants under this Plan to members of the Committee who are eligible to receive grants under the Plan or the Board may create a formula by which grants will automatically be made to eligible members of the Committee. The Committee shall have the authority to make grants hereunder to eligible members of the Board other than Committee members and may also establish a formula by which grants will automatically be made to Board members.

     3. Eligibility. The Company's employees and advisors and consultants to the Company shall be eligible to participate in the Plan and to receive options and rights hereunder, provided, however, that Incentive Stock Options may only be granted to employees of the Company or its subsidiaries. Employees of the Company who are also directors of the Company shall be eligible to participate in the Plan. Directors who are not employees but who provide consulting or advisory services outside of their role as directors of the Company shall be eligible to participate in the Plan.

     4. Number of Shares Subject to Plan. The aggregate number of shares of the Company's Common Stock which may be granted to participants shall be 1,750,000 shares, subject to adjustment only as provided in Sections 5(h) and 7 hereof. These shares may consist of shares of the Company's authorized but unissued Common Stock or shares of the Company's authorized and issued Common Stock reacquired by the Company and held in its treasury or any combination thereof. If an option granted under this Plan is surrendered, or for any other reason ceases to be exercisable in whole or in part, the shares as to which the option ceases to be exercisable shall be available for options to be granted to the same or other participants under the Plan, except to the extent that an option is deemed surrendered by the exercise of a tandem stock appreciation right and that right is paid by the Company in stock, in which event the shares issued in satisfaction of the right shall not be available for new options or rights under the Plan.

     5. Stock Options.


        (a) Type of Options. Options granted may be either Nonqualified Stock Options or Incentive Stock Options as determined by the Committee in its sole discretion and as reflected in the Notice of Grant issued by the Committee. "Incentive Stock Option" means an option intended to qualify as an incentive stock option within the meaning of (section) 422 of the Internal Revenue Code of 1986 (the "Code"). "Nonqualified Stock Option" means an option not intended to qualify as an Incentive Stock Option or an Incentive Stock Option which is converted to a Nonqualified Stock Option under Section 5(f) hereof.


        (b) Option Price. The price at which options may be granted under the Plan shall be determined by the Committee at the time of grant as follows:



             (i) For Incentive Stock Options the option price shall be equal to 100% of the Fair Market Value of the stock on the date the option is granted; provided, however, that for Incentive Stock Options granted to any person who, at the time such option is granted, owns (as defined in (section) 422 of the Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or its parent or subsidiary corporation, the option price shall be 110% of the Fair Market Value.


            (ii) For Nonqualified Stock Options the option price shall be equal to the Fair Market Value of the stock on the date the option is granted.


           (iii) For purposes of this Plan, and except as otherwise set forth herein, "Fair Market Value" shall mean: (A) if there is an established market for the Company's Common Stock on a stock exchange, in an over-the-counter market or otherwise, shall be the closing price of the shares of Common Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the valuation date, or (B) if there were no such sales on the valuation date, then in accordance with Treas. Reg. (section) 20.2031-2 or successor regulations. Unless otherwise specified by the Committee at the time or grant (or in the formula proposed for such grant, if applicable), the valuation date for purposes of determining Fair Market Value shall be the date of grant. The Committee (or the Board of Directors with respect to grants to Committee members pursuant to
        Section 5(g) hereof may specify in any grant of an option or stock appreciation right that, instead of the date of grant, the valuation date shall be a valuation period of up to ninety (90) days prior to the date of grant, and Fair Market Value for purposes of such grant shall be the average over the valuation period of the closing price of the shares of Common Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on each date on which sales were made in the valuation period, provided, however, that if the Committee (or the Board of Directors) fails to specify a valuation period and there were no sales on the date of grant then Fair Market Value shall be determined as if the Committee had specified a thirty (30) day valuation period for such determination, unless there is no established market for the Company's Common Stock in which case the determination of Fair Market Value shall be in accordance with clause (B) above.


        (c) Exercise of Option. The right to purchase shares covered by any option under this Plan shall be exercisable only in accordance with the terms and conditions of the grant to the participant. Such terms and conditions may include a time period or schedule whereby some of the options granted may become exercisable, or "vested", over time and certain conditions, such as continuous service or specified performance criteria or goals, must be satisfied for such vesting. The determination as to whether to impose any such vesting schedule or performance criteria, and the terms of such schedule or criteria, shall be within the sole discretion of the Committee. These terms and conditions may be different for different participants so long as all options satisfy the requirements of the Plan.

     The exercise of options shall be paid for in cash or in shares of the Company's Common Stock, or any combination thereof. Shares tendered as payment for option exercises shall, if acquired from the Company, have been held for at least six months and shall be valued at the Fair Market Value of the shares on the date of exercise. The Committee may, in its discretion, agree to a loan by the Company to one or more participants of a portion of the exercise price (not to exceed the exercise price minus the par value of the shares to be acquired, if any) for up to three (3) years with interest payable at the prime rate quoted in the Wall Street Journal on the date of exercise. Members of the Committee may receive such loans from the Company for the exercise of their options, if any, only with approval by the Board.


     The Committee may also permit a participant to effect a net exercise of an option without tendering any shares of the Company's stock as payment for the option. In such an event, the participant will be deemed to have paid for the exercise of the option with shares of the Company's stock and shall receive from the Company a number of shares equal to the difference between the shares that would have been tendered and the number of options exercised. Members of the Committee may effect a net exercise of their options only with the approval of the Board.


     The Committee may also cause the Company to enter into arrangements with one or more licensed stock brokerage firms whereby participants may exercise options without payment therefor but with irrevocable orders to such brokerage firm to immediately sell the number of shares necessary to pay the exercise price for the option and the withholding taxes, if any, and then to transmit the proceeds from such sales directly to the Company in satisfaction of such obligations.


     The Committee may prescribe forms which must be completed and signed by a participant and tendered with payment of the exercise price in order to exercise an option.


         (d) Duration of Options. Unless otherwise prescribed by the Committee or this Plan, options granted hereunder shall expire ten (10) years from the date of grant, subject to early termination as provided in Section 5(f) hereof.


         (e) Incentive Stock Options Limitations. In no event shall an Incentive Stock Option be granted to any person who, at the time such option is granted, owns (as defined in (section) 422 of the Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or of its parent or subsidiary corporation, unless the option price is at least 110% of the Fair Market Value of the stock subject to the Option, and such Option is by its terms not exercisable after the expiration of five (5) years from the date such Option is granted. Moreover, the aggregate Fair Market Value (determined as of the time that option is granted) of the shares with respect to which Incentive Stock Options are exercisable for the first time by any individual employee during any single calendar year under the Plan shall not exceed $100,000. In addition, in order to receive the full tax benefits of an Incentive Stock Option, the employee must not resell or otherwise dispose of the stock acquired upon exercise of the Incentive Stock Option until two (2) years after the date the option was granted and one (1) year after it was exercised.


         (f) Early Termination of Options. In the event a participant's employment with or service to the Company shall terminate as the result of total disability, as defined below, or the result of retirement at 65 years of age or later, then any options granted to such participant shall expire and may no longer be exercised three (3) months after such termination. If the participant dies while employed or engaged by the Company, to the extent that the option was exercisable at the time of the participant's death, such option may, within one year after the participant's death, be exercised by the person or persons to whom the participant's rights under the option shall pass by will or by the applicable laws of descent and distribution; provided, however, that an option may not be exercised to any extent after the expiration of the option as originally granted. In the event a participant's employment or engagement by the Company shall terminate as the result of any circumstances other than those referred to above, whether terminated by the participant or the Company, with or without cause, then all options granted to such participant under this Plan shall terminate and no longer be exercisable as of the date of such termination, provided, however, that if an employee with an Incentive Stock Option terminates employment prior to its exercise, but notwithstanding such termination becomes or remains a non-employee advisor, consultant or director eligible for Nonqualified Stock Options hereunder or any other stock option plan of the Company, then the Incentive Stock Option shall be converted to a Nonqualified Stock Option on the date the Incentive Stock Option would otherwise have terminated. A change in a participant's status from one eligible category to another (e.g., from an employee to a consultant) without a break in service shall not be considered a termination of that participant's employment or engagement for purposes hereof. A non-employee director who is no longer providing consulting or advisory services beyond service as a director will not be deemed to have terminated his or her engagement with the Company so long as he or she continues to serve as a director.


     An employee who is absent from work with the Company because of total disability, as defined below, shall not by virtue of such absence alone be deemed to have terminated such participant's employment with the Company. All rights which such participant would have had to exercise options granted hereunder will be suspended during the period of such absence and may be exercised cumulatively by such participant upon his return to the Company so long as such rights are exercised prior to the expiration of the option as originally granted. For purposes of this Plan, "total disability" shall mean disability, as a result of sickness or injury, to the extent that the participant is prevented from engaging in any substantial gainful activity and is eligible for and receives a disability benefit under Title II of the Federal Social Security Act.


     Notwithstanding the foregoing, the Committee may, in its discretion, permit the exercise of an option after termination of a participant's employment or engagement by the Company.


         (g) Grants to Committee Members. In accordance with Section 2(h) hereof, the Committee shall have no authority to make grants to its members hereunder, rather the Board of Directors (with members of the Committee abstaining) shall have the authority to make grants under this Plan to members of the Committee. Any designation of such grants may be by means of a formula specified by the Board of Directors to award grants automatically at a stated time. The option price of any such option shall be calculated in accordance with the grant or formula designation based on the Fair Market Value (determined in accordance with Section 5(b)(iii) above) on the valuation date or valuation period specified by the Board of Directors in the grant or designation. Nothing in this Section 5(g) shall be interpreted to prohibit the Board of Directors from granting options or rights to its members if the Board of Directors is administering the Plan in accordance with Section 2(a) above.


     6. Stock Appreciation Rights.


          (a) Grant. Stock appreciation rights may be granted by the Committee under this Plan upon such terms and conditions as it may prescribe. A stock appreciation right may be granted in connection with an option previously granted to or to be granted under this Plan or may be granted by itself. Each stock appreciation right related to an option (a "Tandem Right") shall become nonexercisable and be forfeited if the option to which it relates (the "Related Option") is exercised. "Stock appreciation right" as used in this Plan means a right to receive the excess of Fair Market Value, on the date of exercise, of a share of the Company's Common Stock on which an appreciation right is exercised over the option price provided for in the related option and is issued in consideration of services performed for the Company or for its benefit by the participant. Such excess is hereafter called "the differential."


          (b) Exercise of Stock Appreciation Rights. Stock appreciation rights shall be exercisable and be payable in the following manner:

               (i) A stock appreciation right not issued with a Related Option (a "Separate Right") shall be exercisable at the time or times prescribed by the Committee. A Tandem Right shall be exercisable by the participant at the same time or times that the Related Option could be exercised. A participant wishing to exercise a stock appreciation right shall give written notice of such exercise to the Company. Upon receipt of such notice, the Company shall determine, in its sole discretion, whether the participant's stock appreciation rights shall be paid in cash or in shares of the Company's Common
          Stock or any combination of cash and shares and thereupon shall, without deducting any transfer or issue tax, deliver to the person exercising such right an amount of cash or shares of the Company's Common Stock or a combination thereof with a value equal to the differential. The date the Company receives the written notice of exercise hereunder is the exercise date. The shares issued upon the exercise of a stock appreciation right may consist of shares of the Company's authorized but unissued Common Stock or of its authorized and issued Common Stock reacquired by the Company and held in its treasury or any combination thereof. No fractional share of Common Stock shall be issued; rather, the Committee shall determine whether cash shall be given in lieu of such fractional share or whether such fractional share shall be eliminated.

               (ii) The exercise of a Tandem Right shall automatically result in the surrender of the Related Option by the participant on a share for share basis. Likewise, the exercise of a stock option shall automatically result in the surrender of the related Tandem Right. Shares covered by surrendered options shall be available for granting further options under this Plan except to the extent and in the amount that such rights are paid by the Company with shares of stock, as more fully discussed in Section 4 hereof.


               (iii) The Committee may impose any other terms and conditions it prescribes upon the exercise of a stock appreciation right, which conditions may include a condition that the stock appreciation right may only be exercised in accordance with rules and regulations adopted by the Committee from time to time.


          (c) Limitation on Payments. Notwithstanding any other provision of this Plan, the Committee may from time to time determine, including at the time of exercise, the maximum amount of cash or stock which may be given upon exercise of any stock appreciation right in any year; provided, however, that all such amounts shall be paid in full no later than the end of the year immediately following the year in which the participant exercised such stock appreciation rights. Any determination under this paragraph may be changed by the Committee from time to time provided that no such change shall require the participant to return to the Company any amount theretofore received or to extend the period within which the Company is required to make full payment of the amount due as the result of the exercise of the participant's stock appreciation rights.


          (d) Expiration or termination of stock appreciation rights.


               (i) Each Tandem Right and all rights and obligations thereunder shall expire on the date on which the Related Option expires or terminates. Each Separate Right shall expire on the date prescribed by the Committee.


     7. Effect of Changes in Capitalization


          (a) Changes in Common Stock. If the number of outstanding shares of Common Stock is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the effective date of the Plan, a proportionate and appropriate adjustment shall be made by the Company in the number and kind of shares for which options or stock appreciation rights are outstanding, so that the proportionate interest of the participant immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding options shall not change the aggregate option price payable with respect to shares subject to the unexercised portion of the option outstanding but shall include a corresponding proportionate adjustment in the option price per share. Similar adjustments shall be made to the terms of stock appreciation rights.


          (b) Reorganization with the Company Surviving. Subject to Section 7(c) hereof, if the Company shall be the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities, any option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the option price per share so that the aggregate option price thereafter shall be the same as the aggregate option price of the shares remaining subject to the option immediately prior to such reorganization, merger or consolidation. Similar adjustments shall be made to the terms of stock appreciation rights.



          (c) Other Reorganizations, Sale of Assets or Common Stock. Upon the dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another person or entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board that results in any person or entity (other than persons who are holders of stock of the Company at the time the Plan is approved by the Stockholders and other than an Affiliate) owning 80 percent or more of the combined voting power of all classes of stock of the Company, the Plan and all options and stock appreciation rights outstanding hereunder shall terminate, except to the extent provision is made in connection with such transaction for the continuation of the Plan and/or the assumption of the options and stock appreciation rights theretofore granted, or for the substitution for such options and stock appreciation rights of new options and stock appreciation rights covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan, options and stock appreciation rights theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each participant shall have the right (subject to the general limitations on exercise set forth in Section 5(d) hereof and except as otherwise specifically provided in the option agreement relating to such option or stock appreciation right), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Committee in its sole discretion shall designate, to exercise such option or stock appreciation right in whole or in part, whether or not such option or stock appreciation right was otherwise exercisable at the time such termination occurs, but subject to any additional provisions that the Committee may, in its sole discretion, include in any option agreement. The Committee shall send written notice of an event that will result in such a termination to all participants not later than the time at which the Company gives notice thereof to its stockholders.



          (d) Adjustments. Adjustments under this Section 7 relating to stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.


          (e) No Limitations on Company. The grant of an option or stock appreciation right pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.



     8. Nontransferability. During a participant's lifetime, a right or an option may be exercisable only by the participant. Options and rights granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by applicable law and, if the Company has a class of securities registered under the Exchange Act, by Exchange Act Rule 16b-3, the Committee may, in its sole discretion, (i) permit a recipient of a Nonqualified Stock Option to designate in writing during the participant's lifetime a beneficiary to receive and exercise the participant's Nonqualified Stock Options in the event of such participant's death (as provided in Section 5(f)), (ii) grant Nonqualified Stock Options that are transferable to the immediate family, a family trust of the participant or a partnership in which immediate family members are the only partners, and (iii) modify existing Nonqualified Stock Options to be transferable to the immediate family, a family trust or a family partnership of the participant. Any other attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option or right under the Plan, or of any right or privilege conferred thereby, contrary to the provisions of the Plan shall be null and void.


     9. Amendment, Suspension, or Termination of Plan. The Committee or the Board of Directors may at any time suspend or terminate the Plan and may amend it from time to time in such respects as the Committee may deem advisable in order that options and rights granted hereunder shall conform to any change in the law, or in any other respect which the Committee or the Board may deem to be in the best interests of the Company; provided, however, that no such amendment shall, without the participant's consent, alter or impair any of the rights or obligations under any option or stock appreciation rights theretofore granted to him or her under the Plan; and provided further that no such amendment shall, without shareholder approval: increase the total number of shares available for grants of options or rights under the Plan (except as provided by Section 7 hereof);  or  effect  any  change  to the Plan  which is  required  by law to be approved by shareholders, including without limitation the regulations promulgated under (section) 422 of the Code and any applicable rules of the Nasdaq Stock Market or any stock exchange on which the Company's common stock is principally quoted or listed.


     10. Effective Date. The effective date of the Plan is December 14, 1995.


     11. Termination Date. Unless this Plan shall have been previously terminated by the Committee, this Plan shall terminate on December 14, 2005, except as to stock, options and rights theretofore granted and outstanding under the Plan at that date, and no stock, option or right shall be granted after that date.


     12. Resale of Shares Purchased. All shares of stock acquired under this Plan may be freely resold, subject to applicable state and federal securities laws restricting their transfer. As a condition to exercise of an option, however, the Company may impose various conditions, including a requirement that the person exercising such option represent and warrant that, at the time of such exercise, the shares of Common Stock being purchased are being purchased for investment and not with a view to resale or distribution thereof. In addition, the resale of shares purchased upon the exercise of Incentive Stock Options may cause the employee to lose certain tax benefits if the employee fails to comply with the holding period requirements described in Section 5(e) hereof.


     13. Acceleration of Rights and Options. If the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger or other reorganization, liquidation, or otherwise, any right or option granted pursuant to the Plan shall become immediately and fully exercisable during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets or stock of the Company and ending when the disposition of assets or stock contemplated by that agreement is consummated or the option is otherwise terminated in accordance with its provisions or the provisions of the Plan, whichever occurs first; provided that no option or right shall be immediately exercisable under this Section on account of any agreement of merger or other reorganization where the shareholders of the Company immediately before the consummation of the transaction will own 50% or more of the total combined voting power of all classes of stock entitled to vote of the surviving entity (whether the Company or some other entity) immediately after the consummation of the transaction. In the event the transaction contemplated by the agreement referred to in this section is not consummated, but rather is terminated, canceled or expires, the options and rights granted pursuant to the Plan shall thereafter be treated as if that agreement had never been entered into. If the transaction contemplated hereby is expressly conditioned upon the availability of "pooling of interests" accounting and such accounting treatment will not, in the opinion of the Company's independent certified public accounting firm, be available if the options are accelerated as provided herein, then the Committee may elect to void such acceleration in favor of a substitute plan with substantially identical rights for participants in the new combined entity.

     14. Written Notice Required; Tax Withholding. Any option or right granted pursuant to the Plan shall be exercised when written notice of that exercise by the participant has been received by the Company at its principal office and, with respect to options, when full payment for the shares with respect to which the option is exercised has been received by the Company. By accepting a grant under the Plan, each participant agrees that, if and to the extent required by law, the Company shall withhold or require the payment by participant of any state, federal or local taxes resulting from the exercise of an option or right; provided, however, that to the extent permitted by law, the Committee (or, for Committee members, the Board) may in its discretion, permit some or all of such withholding obligation to be satisfied by the delivery by the participant of, or the retention by the Company of, shares of its Common Stock.


     15. Compliance with Securities Laws. Shares shall not be issued with respect to any option or right granted under the Plan unless the exercise of that option and the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of state and federal law, including without limitation the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder and the requirements of any stock exchange or automated quotation system upon which shares of the Company's stock may then be listed or traded, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Further, each participant must consent to the imposition of a legend on the certificate representing the shares of Common Stock issued upon the exercise of the option or right restricting their transferability as may be required by law, the option or right, or the Plan.

     16. Waiver of Vesting Restrictions by Committee. Notwithstanding any provision of the Plan, in the event a participant dies, becomes totally or partially disabled, retires (before or after the age of 65) as an employee, officer or director of the Company, the Committee shall have the discretion to waive any vesting restrictions on the participant's options or rights, or the early termination thereof.

     17. Reports to Participants. The Company shall furnish to each participant a copy of the annual report, if any, sent to the Company's shareholders. Upon written request, the Company shall furnish to each participant a copy of its most recent annual report and each quarterly report to shareholders issued since the end of the Company's most recent fiscal year.

     18. No Employee Contract. The grant of restricted stock or an option or right under the Plan shall not confer upon any participant any right with respect to continuation of employment by, or the rendition of advisory or consulting services to, the Company, nor shall it interfere in any way with the Company's right to terminate the participant's employment or services at any time.

     As adopted by the Board of Directors of the Company on December 14, 1995, as approved by stockholders on _________, as amended and restated by the Board of Directors on October 25, 1997, as amended and restated by the Board of Directors on January __, 1998 and as approved by stockholders (with respect to the increase in the number of shares) on ________, 1998.


                                          EXECUTIVE TELECARD, LTD.




                                          By: -------------------------

                                                                    ATTACHMENT B









                            EXECUTIVE TELECARD, LTD.
                         1995 DIRECTORS STOCK OPTION AND
                            APPRECIATION RIGHTS PLAN





                             AS AMENDED AND RESTATED

                                TABLE OF CONTENTS



 1. Purpose ...............................................................  B-3

 2. General Provisions  ...................................................  B-3

 3. Eligibility   .........................................................  B-3

 4. Number of Shares Subject to Plan   ....................................  B-3

 5. Stock Options .........................................................  B-4

 6. Stock Appreciation Rights .............................................  B-6

 7. Effect of Changes in Capitalization   .................................  B-7

 8. Nontransferability  ...................................................  B-8

 9. Amendment, Suspension, or Termination of Plan  ........................  B-9

10. Effective Date   ......................................................  B-9

11. Termination Date ......................................................  B-9

12. Resale of Shares Purchased   ..........................................  B-9

13. Acceleration of Rights and Options ....................................  B-9

14. Written Notice Required; Tax Withholding ..............................  B-9

15. Compliance with Securities Laws ....................................... B-10

16. Waiver of Vesting Restrictions by Committee ........................... B-10

17. Reports to Participants   ............................................. B-10

18. No Employee Contract   ................................................ B-10


                            EXECUTIVE TELECARD, LTD.
                         1995 DIRECTORS STOCK OPTION AND
                            APPRECIATION RIGHTS PLAN
                             AS AMENDED AND RESTATED

     1. Purpose. Executive TeleCard, Ltd. hereby establishes its 1995 Directors Stock Option and Appreciation Rights Plan (the "Plan"). The purpose of the Plan is to advance the interests of Executive TeleCard, Ltd. ("the Company") and the Company's stockholders by providing a means by which the Company shall be able to attract and retain the highest caliber of persons to serve on its Board of Directors by providing them with an opportunity to participate in the increased value of the Company which their effort, initiative, skill and guidance have helped produce.

     2. General Provisions.

          (a) The Plan will be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"), provided, however, that except as otherwise expressly provided in this Plan or in order to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as now in effect or as hereafter amended (the "Exchange Act"), the Board of Directors of the Company (the "Board") may exercise any power or authority granted to the Committee under this Plan. The Committee shall be comprised of two or more directors designated by the Board.

          (b) The Committee shall have full power to construe and interpret the Plan and to establish and amend rules and regulations for its administration. Any action of the Committee with respect to the Plan shall be taken by majority vote or by the unanimous written consent of the Committee members.

          (c) The Committee shall determine, in its sole discretion, which participants under the Plan shall be granted stock options or stock appreciation rights, the time or times at which options or rights are granted, as well as the number and the duration of the options or rights which are granted to participants; provided, however, that no participant may be granted options to purchase more than 300,000 shares of common stock of the Company ("Common Stock") under the Plan in any two (2) year period.

          (d) The Committee shall also determine any other terms and conditions relating to options and rights granted under the Plan as the Committee may prescribe, in its sole discretion.

          (e) The Committee shall make all other determinations and take all other actions which it deems necessary or advisable for the administration of the Plan.

          (f) All decisions, determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

          (g) The Board of Directors (with members of the Committee abstaining) shall have the authority to make grants under this Plan to members of the Committee under the Plan or the Board may create a formula by which grants will automatically be made to eligible members of the Committee. The Committee shall have the authority to make grants hereunder to eligible members of the Board other than Committee members and may also establish a formula by which grants will automatically be made to Board members.

     3. Eligibility. All of the members of the Company's Board of Directors shall be eligible to participate in the Plan and to receive options and rights hereunder, provided, however, that Incentive Stock Options may only be granted to directors who are also employees of the Company or its subsidiaries at all times during the period beginning on the date of granting of the option and ending on the day three months before the date of exercise. Employees of the Company who are also directors of the Company shall be eligible to participate in the Plan in addition to any other similar plans for which they may be eligible because of their status as directors.

     4. Number of Shares Subject to Plan. The aggregate number of shares of the Company's Common Stock which may be granted to participants shall be 870,000 shares, subject to adjustment only as provided in Sections 5(h) and 7 hereof. These shares may consist of shares of the Company's authorized but unissued Common Stock or shares of the Company's authorized and issued Common Stock reacquired by the Company and held in its treasury or any combination thereof. If an option granted under this Plan is surrendered, or for any other reason ceases to be exercisable in whole or in part, the shares as to which the option ceases to be exercisable shall be available for options to be granted to the same or other participants under the Plan, except to the extent that an option is deemed surrendered by the exercise of a tandem stock appreciation right and that right is paid by the Company in stock, in which event the shares issued in satisfaction of the right shall not be available for new options or rights under the Plan.

     5. Stock Options.


          (a) Type of Options. Options granted may be either Nonqualified Stock Options or Incentive Stock Options as determined by the Committee in its sole discretion and as reflected in the Notice of Grant issued by the Committee. "Incentive Stock Option" means an option intended to qualify as an incentive stock option within the meaning of (section) 422 of the Internal Revenue Code of 1986 (the "Code"). "Nonqualified Stock Option" means an option not intended to qualify as an Incentive Stock Option or an Incentive Stock Option which is converted to a Nonqualified Stock Option under Section 5(f) hereof.


          (b) Option Price. The price at which options may be granted under the Plan shall be determined by the Committee at the time of grant as follows:



               (i) For Incentive Stock Options the option price shall be equal to 100% of the Fair Market Value of the stock on the date the option is granted; provided, however, that for Incentive Stock Options granted to any person who, at the time such option is granted, owns (as defined in (section) 422 of the Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or its parent or subsidiary corporation, the option price shall be 110% of the Fair Market Value.


               (ii) For Nonqualified Stock Options the option price shall be equal to the Fair Market Value of the stock on the date the option is granted.


               (iii) For purposes of this Plan, and except as otherwise set forth herein, "Fair Market Value" shall mean: (A) if there is an established market for the Company's Common Stock on a stock exchange, in an over-the-counter market or otherwise, shall be the closing price of the shares of Common Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the valuation date, or (B) if there were no such sales on the valuation date, then in accordance with Treas. Reg. (section) 20.2031-2 or successor regulations. Unless otherwise specified by the Committee at the time or grant (or in the formula proposed for such grant, if applicable), the valuation date for purposes of determining Fair Market Value shall be the date of grant. The Committee (or the
          Board of Directors with respect to grants to Committee members pursuant to Section 5(g) hereof may specify in any grant of an option or stock appreciation right that, instead of the date of grant, the valuation date shall be a valuation period of up to ninety (90) days prior to the date of grant, and Fair Market Value for purposes of such grant shall be the average over the valuation period of the closing price of the shares of Common Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on each date on which sales were made in the valuation period, provided, however, that if the Committee (or the Board of Directors) fails to specify a valuation period and there were no sales on the date of grant then Fair Market Value shall be determined as if the Committee had specified a thirty (30) day valuation period for such determination, unless there is no established market for the Company's Common Stock in which case the determination of Fair Market Value shall be in accordance with clause
          (B) above.


          (c) Exercise of Option. The right to purchase shares covered by any option under this Plan shall be exercisable only in accordance with the terms and conditions of the grant to the participant. Such terms and conditions may include a time period or schedule whereby some of the options granted may become exercisable, or "vested", over time and certain conditions, such as continuous service or specified performance criteria or goals, must be satisfied for such vesting. The determination as to whether to impose any such vesting schedule or performance criteria, and the terms of such schedule or criteria, shall be within the sole discretion of the Committee. These terms and conditions may be different for different participants so long as all options satisfy the requirements of the Plan.

          The exercise of options shall be paid for in cash or in shares of the Company's Common Stock, or any combination thereof. Shares tendered as payment for option exercises shall, if acquired from the Company, have been held for at least six months and shall be valued at the Fair Market Value of the shares on the date of exercise. The Committee may, in its discretion, agree to a loan by the Company to one or more participants of a portion of the exercise price (not to exceed the exercise price minus the par value of the shares to be acquired, if any) for up to three (3) years with interest payable at the prime rate quoted in the Wall Street Journal on the date of exercise. Members of the Committee may receive such loans from the Company for the exercise of their options, if any, only with approval by the Board.


          The Committee may also permit a participant to effect a net exercise of an option without tendering any shares of the Company's stock as payment for the option. In such an event, the participant will be deemed to have paid for the exercise of the option with shares of the Company's stock and shall receive from the Company a number of shares equal to the difference between the shares that would have been tendered and the number of options exercised. Members of the Committee may effect a net exercise of their options only with the approval of the Board.


          The Committee may also cause the Company to enter into arrangements with one or more licensed stock brokerage firms whereby participants may exercise options without payment therefor but with irrevocable orders to such brokerage firm to immediately sell the number of shares necessary to pay the exercise price for the option and the withholding taxes, if any, and then to transmit the proceeds from such sales directly to the Company in satisfaction of such obligations.


          The Committee may prescribe forms which must be completed and signed by a participant and tendered with payment of the exercise price in order to exercise an option.


          (d) Duration of Options. Unless otherwise prescribed by the Committee or this Plan, options granted hereunder shall expire ten (10) years from the date of grant, subject to early termination as provided in Section 5(f) hereof.


          (e) Incentive Stock Options Limitations. In no event shall an Incentive Stock Option be granted to any person who, at the time such option is granted, owns (as defined in (section) 422 of the Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or of its parent or subsidiary corporation, unless the option price is at least 110% of the Fair Market Value of the stock subject to the Option, and such Option is by its terms not exercisable after the expiration of five (5) years from the date such Option is granted. Moreover, the aggregate Fair Market Value (determined as of the time that option is granted) of the shares with respect to which Incentive Stock Options are exercisable for the first time by any individual employee during any single calendar year under the Plan shall not exceed $100,000. In addition, in order to receive the full tax benefits of an Incentive Stock Option, the employee must not resell or otherwise dispose of the stock acquired upon exercise of the Incentive Stock Option until two (2) years after the date the option was granted and one (1) year after it was exercised.

          (f) Early Termination of Options. In the event a participant's service to the Company shall terminate as the result of total disability, as defined below, or the result of retirement at 65 years of age or later, then any options granted to such participant shall expire and may no longer be exercised three (3) months after such termination. If the participant dies while still in the service of the Company, to the extent that the option was exercisable at the time of the participant's death, such option may, within one year after the participant's death, be exercised by the person or persons to whom the participant's rights under the option shall pass by will or by the applicable laws of descent and distribution; provided, however, that an option may not be exercised to any extent after the expiration of the option as originally granted. In the event a participant's service to the Company shall terminate as the result of any circumstances other than those referred to above, whether terminated by the participant or the Company, with or without cause, then all options granted to such participant under this Plan shall terminate and no longer be exercisable as of the date of such termination, provided, however, that if an employee with an Incentive Stock Option terminates employment prior to its exercise, but notwithstanding such termination becomes or remains a non-employee advisor, consultant or director eligible for Nonqualified Stock Options hereunder or any other stock option plan of the Company, then the Incentive Stock Option shall be converted to a Nonqualified Stock Option on the date the Incentive Stock Option would otherwise have terminated. A change in a participant's status from a director to an eligible category under another stock option plan (e.g., from a director to a consultant) without a break in service shall not be considered a termination of that participant's service for purposes hereof.

     An employee who is absent from work with the Company because of total disability, as defined below, shall not by virtue of such absence alone be deemed to have terminated such participant's employment with the Company. All rights which such participant would have had to exercise options granted hereunder will be suspended during the period of such absence and may be exercised cumulatively by such participant upon his return to the Company so long as such rights are exercised prior to the expiration of the option as originally granted. For purposes of this Plan, "total disability" shall mean disability, as a result of sickness or injury, to the extent that the participant is prevented from engaging in any substantial gainful activity and is eligible for and receives a disability benefit under Title II of the Federal Social Security Act.

     Notwithstanding the foregoing, the Committee may, in its discretion, permit the exercise of an option after termination of a participant's service by the Company.

          (g) Grants to Committee Members. In accordance with Section 2(h) hereof, the Committee shall have no authority to make grants to its members hereunder, rather the Board of Directors (with members of the Committee abstaining) shall have the authority to make grants under this Plan to members of the Committee. Any designation of such grants may be by means of a formula specified by the Board of Directors to award grants automatically at a stated time. The option price of any such option shall be calculated in accordance with the grant or formula designation based on the Fair Market Value (determined in accordance with Section 5(b)(iii) above) on the valuation date or valuation period specified by the Board of Directors in the grant or designation. Nothing in this Section 5(g) shall be interpreted to prohibit the Board of Directors from granting options or rights to its members if the Board of Directors is administering the Plan in accordance with Section 2(a) above.

     6. Stock Appreciation Rights.

          (a) Grant. Stock appreciation rights may be granted by the Committee under this Plan upon such terms and conditions as it may prescribe. A stock appreciation right may be granted in connection with an option previously granted to or to be granted under this Plan or may be granted by itself. Each stock appreciation right related to an option (a "Tandem Right") shall become nonexercisable and be forfeited if the option to which it relates (the "Related Option") is exercised. "Stock appreciation right" as used in this Plan means a right to receive the excess of Fair Market Value, on the date of exercise, of a share of the Company's Common Stock on which an appreciation right is exercised over the option price provided for in the related option and is issued in consideration of services performed for the Company or for its benefit by the participant. Such excess is hereafter called "the differential."

          (b) Exercise of Stock Appreciation Rights. Stock appreciation rights shall be exercisable and be payable in the following manner:

               (i) A stock appreciation right not issued with a Related Option (a "Separate Right") shall be exercisable at the time or times prescribed by the Committee. A Tandem Right shall be exercisable by the participant at the same time or times that the Related Option could be exercised. A participant wishing to exercise a stock appreciation right shall give written notice of such exercise to the Company. Upon receipt of such notice, the Company shall determine, in its sole discretion, whether the participant's stock appreciation rights shall be paid in cash or in shares of the Company's Common Stock or any combination of cash and shares and thereupon shall, without deducting any transfer or issue tax, deliver to the person exercising such right an amount of cash or shares of the Company's Common Stock or a combination thereof with a value equal to the differential. The date the Company receives the written notice of exercise hereunder is the exercise date. The shares issued upon the exercise of a stock appreciation right may consist of shares of the Company's authorized but unissued Common Stock or of its authorized and issued Common Stock reacquired by the Company and held in its treasury or any combination thereof. No fractional share of Common Stock shall be issued; rather, the Committee shall determine whether cash shall be given in lieu of such fractional share or whether such fractional share shall be eliminated.

               (ii) The exercise of a Tandem Right shall automatically result in the surrender of the Related Option by the participant on a share for share basis. Likewise, the exercise of a stock option shall automatically result in the surrender of the related Tandem Right. Shares covered by surrendered options shall be available for granting further options under this Plan except to the extent and in the amount that such rights are paid by the Company with shares of stock, as more fully discussed in Section 4 hereof.

               (iii) The Committee may impose any other terms and conditions it prescribes upon the exercise of a stock appreciation right, which conditions may include a condition that the stock appreciation right may only be exercised in accordance with rules and regulations adopted by the Committee from time to time.

          (c) Limitation on Payments. Notwithstanding any other provision of this Plan, the Committee may from time to time determine, including at the time of exercise, the maximum amount of cash or stock which may be given upon exercise of any stock appreciation right in any year; provided, however, that all such amounts shall be paid in full no later than the end of the year immediately following the year in which the participant exercised such stock appreciation rights. Any determination under this paragraph may be changed by the Committee from time to time provided that no such change shall require the participant to return to the Company any amount theretofore received or to extend the period within which the Company is required to make full payment of the amount due as the result of the exercise of the participant's stock appreciation rights.

          (d) Expiration or termination of stock appreciation rights.

               (i) Each Tandem Right and all rights and obligations thereunder shall expire on the date on which the Related Option expires or terminates. Each Separate Right shall expire on the date prescribed by the Committee.

     7. Effect of Changes in Capitalization

          (a) Changes in Common Stock. If the number of outstanding shares of Common Stock is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the effective date of the Plan, a proportionate and appropriate adjustment shall be made by the Company in the number and kind of shares for which options or stock appreciation rights are outstanding, so that the proportionate interest of the participant immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding options shall not change the aggregate option price payable with respect to shares subject to the unexercised portion of the option outstanding but shall include a corresponding proportionate adjustment in the option price per share. Similar adjustments shall be made to the terms of stock appreciation rights.

          (b) Reorganization with the Company Surviving. Subject to Section 7(c) hereof, if the Company shall be the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities, any option or stock appreciation rights theretofore granted pursu-ant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the option price per share so that the aggregate option price thereafter shall be the same as the aggregate option price of the shares remaining subject to the option immediately prior to such reorganization, merger or consolidation. Similar adjustments shall be made to the terms of stock appreciation rights.

          (c) Other Reorganizations, Sale of Assets or Common Stock. Upon the dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another person or entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board that results in any person or entity (other than persons who are holders of stock of the Company at the time the Plan is approved by the Stockholders and other than an Affiliate) owning 80 percent or more of the combined voting power of all classes of stock of the Company, the Plan and all options and stock appreciation rights outstanding hereunder shall terminate, except to the extent provision is made in connection with such transaction for the continuation of the Plan and/or the assumption of the options and stock appreciation rights theretofore granted, or for the substitution for such options and stock appreciation rights of new options and stock appreciation rights covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan, options and stock appreciation rights and stock appreciation rights theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each participant shall have the right (subject to the general limitations on exercise set forth in Section 5(d) hereof and except as otherwise specifically provided in the option agreement relating to such option or stock appreciation right), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Committee in its sole discretion shall designate, to exercise such option or stock appreciation right in whole or in part, whether or not such option or stock appreciation right was otherwise exercisable at the time such termination occurs, but subject to any additional provisions that the Committee may, in its sole discretion, include in any option agreement. The Committee shall send written notice of an event that will result in such a termination to all participants not later than the time at which the Company gives notice thereof to its stockholders.

          (d) Adjustments. Adjustments under this Section 7 relating to stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

          (e) No Limitations on Company. The grant of an option or stock appreciation right pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

     8. Nontransferability. During a participant's lifetime, a right or an option may be exercisable only by the participant. Options and rights granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by applicable law and, if the Company has a class of securities registered under the Exchange Act, by Exchange Act Rule 16b-3, the Committee may, in its sole discretion, (i) permit a recipient of a Nonqualified Stock Option to designate in writing during the participant's lifetime a beneficiary to receive and exercise the participant's Nonqualified Stock Options in the event of such participant's death (as provided in Section 5(f)), (ii) grant Nonqualified Stock Options that are transfer-able to the immediate family, a family trust of the participant or a partnership in which immediate family members are the only partners, and (iii) modify existing Nonqualified Stock Options to be transferable to the immediate family, a family trust or a family partnership of the participant. Any other attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option or right under the Plan, or of any right or privilege conferred thereby, contrary to the provisions of the Plan shall be null and void.

     9. Amendment, Suspension, or Termination of Plan. The Committee or the Board of Directors may at any time suspend or terminate the Plan and may amend it from time to time in such respects as the Committee may deem advisable in order that options and rights granted hereunder shall conform to any change in the law, or in any other respect which the Committee or the Board may deem to be in the best interests of the Company; provided, however, that no such amendment shall, without the participant's consent, alter or impair any of the rights or obligations under any option or stock appreciation rights theretofore granted to him or her under the Plan; and provided further that no such amendment shall, without shareholder approval: increase the total number of shares available for grants of options or rights under the Plan (except as provided by Section 7 hereof);  or  effect  any  change  to the Plan  which is  required  by law to be approved by shareholders, including without limitation the regulations promulgated under (section) 422 of the Code and any applicable rules of the Nasdaq Stock Market or any stock exchange on which the Company's common stock is principally quoted or listed.

     10. Effective Date. The effective date of the Plan is December 14, 1995.

     11. Termination Date. Unless this Plan shall have been previously terminated by the Committee, this Plan shall terminate on December 14, 2005, except as to stock, options and rights theretofore granted and outstanding under the Plan at that date, and no stock, option or right shall be granted after that date.

     12. Resale of Shares Purchased. All shares of stock acquired under this Plan may be freely resold, subject to applicable state and federal securities laws restricting their transfer. As a condition to exercise of an option, however, the Company may impose various conditions, including a requirement that the person exercising such option represent and warrant that, at the time of such exercise, the shares of Common Stock being purchased are being purchased for investment and not with a view to resale or distribution thereof. In addition, the resale of shares purchased upon the exercise of Incentive Stock Options may cause the employee to lose certain tax benefits if the employee fails to comply with the holding period requirements described in Section 5(e) hereof.

     13. Acceleration of Rights and Options. If the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger or other reorganization, liquidation, or otherwise, any right or option granted pursuant to the Plan shall become immediately and fully exercisable during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets or stock of the Company and ending when the disposition of assets or stock contemplated by that agreement is consummated or the option is otherwise terminated in accordance with its provisions or the provisions of the Plan, whichever occurs first; provided that no option or right shall be immediately exercisable under this Section on account of any agreement of merger or other reorganization where the shareholders of the Company immediately before the consummation of the transaction will own 50% or more of the total combined voting power of all classes of stock entitled to vote of the surviving entity (whether the Company or some other entity) immediately after the consummation of the transaction. In the event the transaction contemplated by the agreement referred to in this section is not consummated, but rather is terminated, canceled or expires, the options and rights granted pursuant to the Plan shall thereafter be treated as if that agreement had never been entered into. If the transaction contemplated hereby is expressly conditioned upon the availability of "pooling of interests" accounting and such accounting treatment will not, in the opinion of the Company's independent certified public accounting firm, be available if the options are accelerated as provided herein, then the Committee may elect to void such acceleration in favor of a substitute plan with substantially identical rights for participants in the new combined entity.

     14. Written Notice Required; Tax Withholding. Any option or right granted pursuant to the Plan shall be exercised when written notice of that exercise by the participant has been received by the

Company at its principal office and, with respect to options, when full payment for the shares with respect to which the option is exercised has been received by the Company. By accepting a grant under the Plan, each participant agrees that, if and to the extent required by law, the Company shall withhold or require the payment by participant of any state, federal or local taxes resulting from the exercise of an option or right; provided, however, that to the extent permitted by law, the Committee (or, for Committee members, the Board) may in its discretion, permit some or all of such withholding obligation to be satisfied by the delivery by the participant of, or the retention by the Company of, shares of its Common Stock.

     15. Compliance with Securities Laws. Shares shall not be issued with respect to any option or right granted under the Plan unless the exercise of that option and the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of state and federal law, including without limitation the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder and the requirements of any stock exchange or automated quotation system upon which shares of the Company's stock may then be listed or traded, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Further, each participant must consent to the imposition of a legend on the certificate representing the shares of Common Stock issued upon the exercise of the option or right restricting their transferability as may be required by law, the option or right, or the Plan.

     16. Waiver of Vesting Restrictions by Committee. Notwithstanding any provision of the Plan, in the event a participant dies, becomes totally or partially disabled, retires (before or after the age of 65) as an employee, officer or director of the Company, the Committee shall have the discretion to waive any vesting restrictions on the participant's options or rights, or the early termination thereof.

     17. Reports to Participants. The Company shall furnish to each participant a copy of the annual report, if any, sent to the Company's shareholders. Upon written request, the Company shall furnish to each participant a copy of its most recent annual report and each quarterly report to shareholders issued since the end of the Company's most recent fiscal year.

     18. No Employee Contract. The grant of restricted stock or an option or right under the Plan shall not confer upon any participant any right with respect to continuation of employment by, or the rendition of advisory or consulting services to, the Company, nor shall it interfere in any way with the Company's right to terminate the participant's employment or services at any time.

     As adopted by the Board of Directors of the Company on December 14, 1995, as approved by stockholders on __________________, as amended and restated by the Board of Directors on October 25, 1997, as amended and restated by the Board of Directors on January __, 1998, and as approved by stockholders on ___________, 1998.


                                          EXECUTIVE TELECARD, LTD.




                                          By:
                                             -----------------------------------

REVOCABLE PROXY             EXECUTIVE TELECARD, LTD.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of Executive TeleCard, Ltd. (the "Company") hereby appoints Christopher J. Vizas and Anne Haas, or either of them, attorneys and proxies of the undersigned, with full power of substitution and with authority in each of them to act in the absence of the other, to vote and act for the undersigned stockholder at the Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on February 26, 1998, at the Embassy Suites, 7525 E. Hampden Avenue, Denver, Colorado, and at any adjournments thereof, upon the following matters:

     Proposal  One:  Election of eight  directors  to the Board of  Directors to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified:


          [ ] FOR the nominees listed in the proxy statement   Nominees: Christopher J. Vizas  Anthony Balinger  Richard A. Krinsley
                                                                         Donald H. Sledge   Edward J. Gerrity, Jr.
                                                                         David W. Warnes  Martin L. Samuels  James O. Howard
          [ ] WITHHOLD AUTHORITY to vote for the nominees at right
              Nominees: -------------------

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE,   CROSS OUT THAT NOMINEE'S NAME AT RIGHT.)

     Proposal Two:   Approval of the  amendments to the Company's  1995 Employee
                     Stock Option and Appreciation Rights Plan, including an increase from 1,000,000 to 1,750,000 in the number of shares authorized to be issued pursuant to options granted under such plan.

                                         [ ] FOR     [ ] AGAINST     [ ] ABSTAIN



     Proposal Three: Approval of the  amendments to the Company's 1995 Directors
                     Stock Option and Appreciation Rights Plan.

                                         [ ] FOR     [ ] AGAINST     [ ] ABSTAIN


     Proposal Four:  Ratification  of the  appointment  of BDO  Seidman,  LLP as independent accountants of the Company for the fiscal year ending March 31, 1998.

                                         [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

     Proposal Five:  Ratification  of the change in the  Company's  fiscal  year from a fiscal year ending March 31 to a fiscal year ending December 31, commencing with the fiscal year beginning April 1, 1998

                                         [ ] FOR     [ ] AGAINST     [ ] ABSTAIN


             (Continued and to be dated and signed on reverse side)

                          (CONTINUED FROM OTHER SIDE)

     In their discretion, on any other matters that may properly come before the
Annual  Meeting,   or  any   adjournments   thereof,   in  accordance  with  the
recommendations of a majority of the Board of Directors.


     This proxy will be voted as directed by the undersigned stockholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE THROUGH FIVE.



     If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.



[ ] I PLAN TO ATTEND THE FEBRUARY 26, 1998 ANNUAL STOCKHOLDERS MEETING



                                    Date:
                                          -------------------------------, 1998.

                                    --------------------------------------------
                                    (Signature of Stockholder or Authorized
                                     Representative)


                                    --------------------------------------------
                                    (Print name)


                                    Please date and sign exactly as name appears
                                    hereon.   Each   executor,    administrator,
                                    trustee,   guardian,   attorney-in-fact  and
                                    other fiduciary should sign and indicate his
                                    or her  full  title.  In the  case of  stock
                                    ownership   in  the  name  of  two  or  more
                                    persons, both persons should sign.


PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY TO ENSURE A QUORUM AT THE ANNUAL MEETING. IT IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.